UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-04014

                                 Meridian Fund, Inc.®

(Exact name of registrant as specified in charter)

100 Fillmore St., Suite 325

                                         Denver, CO 80206

(Address of principal executive offices) (Zip code)

David J. Corkins

100 Fillmore St., Suite 325

                                         Denver, CO 80206

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-398-2929

Date of fiscal year end:    June 30

Date of reporting period:    December 31, 2019

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Semi-annual Report
December 31, 2019
Meridian Fund, Inc.

Meridian Growth Fund
Meridian Contrarian Fund
Meridian Enhanced Equity Fund
Meridian Small Cap Growth Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.meridianfund.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at www.meridianfund.com.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-800-446-6662 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a Fund.

MERIDIAN FUND, INC.

Meridian Funds	3	www.meridianfund.com

Meridian Growth Fund
Portfolio Performance and Composition (Unaudited)

Market Overview
Improving economic data and diminishing trade-related concerns supported U.S. stock gains during the six months ended December 31, 2019. Positive economic trends included continued employment growth and wage gains, which led to ongoing strength in consumer confidence. The strong consumer backdrop helped propel holiday spending which bolstered investor confidence and helped to offset weakness in the industrials sector, where data showed further contraction in manufacturing activity.
Encouraging trade news included a phase one trade deal between the U.S. and China resulting in the rollback of some tariffs on Chinese imports. Another positive development was the U.S. House of Representatives’ approval of the U.S.-Mexico-Canada trade agreement, which is expected to improve North American trade relations.
Against this backdrop, large-cap stocks outperformed both small- and mid-cap stocks, as measured by the Russell family of U.S. indices. Meanwhile, growth and value returns were mixed across the capitalization spectrum.

Fund Performance
The Meridian Growth Fund (the “Fund”) Legacy Class shares returned 6.63% (net) for the six months ended December 31, 2019, underperforming its benchmark, the Russell 2500 Growth Index, which returned 7.05%.
Our investment process prioritizes the management of risk over the opportunity for return. We look to build an “all-weather” portfolio that can mitigate capital losses during turbulent bear market environments and, secondarily, participate on the upside during strong market environments. As has been the case for most of the year, volatility was scarce during the period. In fact, there were only three days in which the index dropped 2% or more. During calendar year 2019, there were just seven days in which the index dropped 2% or more, which was well below historical averages. Although the recent period of low volatility provided us with fewer opportunities to position the strategy for outperformance in a rising market, we are pleased to report that we achieved our downside mitigation goal and outperformed the benchmark on all of these days.
The Fund’s underperformance can be attributed to market dynamics that were not supportive of our style of investing. Most notable was the outperformance of higher-momentum, larger market cap stocks, which continue to trade at unjustifiably high levels. Instead, we continue to focus on attractively valued and high-quality growth companies at the smaller end of the capitalization range that meet our strict investment criteria.
At the sector level, pressuring relative results was negative stock selection within the information technology sector, while select holdings in the consumer discretionary and industrials sectors aided returns.
The three largest contributors to the Fund’s performance during the period were Skechers U.S.A., Inc. (SKX), Sally Beauty Holdings, Inc. (SBH), and LogMeIn, Inc. (LOGM).
•	Skechers U.S.A., Inc. (SKX) designs and sells lifestyle and athletic footwear. Among the many things that originally attracted us to this company was its strong and growing international presence—a trend that has continued. The stock’s solid gains during the period resulted from better-than-expected top- and bottom-line growth driven by robust growth in Skechers’ international markets, which grew over 25% on a constant currency basis. Performance was also helped by improving profit margins as the company successfully leveraged its global network, which led to a 25% improvement in operating income. Although we trimmed our position on strong price appreciation, our long-term outlook for Skechers remains positive.

•	Sally Beauty Holdings, Inc. (SBH) is a specialty distributor and retailer of beauty products to salons and consumers worldwide. The company operates through two segments: Sally Beauty Supply, which caters to retail customers, and Beauty Systems Group, a supplier to salons through its own sales force and professional-only stores. We like Sally Beauty for its history of consistent earnings growth. This positive trend continued, as evidenced by the company’s strong earnings report for fiscal fourth quarter 2019. Notably, Sally Beauty reported a better-than-expected increase in comparable sales during the quarter, continued to reduce debt, and repurchased 3.6M shares of its stock. During the period, we added to our position as it remains a key holding in the Fund.

•	LogMeIn, Inc. (LOGM) provides web-based remote access software and services to help people and businesses connect to their workplace, colleagues, and customers. Among the many things that initially attracted us to LogMeIn was its subscription business model, which provides a predictable, stable revenue stream. Furthermore,

Meridian Funds	4	www.meridianfund.com

Meridian Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)
we believe the rapidly expanding remote access software market presents an opportunity for significant long-term growth for LogMeIn, which is a key player in this space. Affiliates of Francisco Partners and Elliott Management saw value in LogMeIn and offered to buy the company for $4.3B in December. While we were pleased to see other investors share our view, we believe the acquisition proposal undervalued the company. We maintained our position as of December 31, 2019, in hopes that a higher offer materializes.
The three largest detractors from the Fund’s performance during the period were 2U, Inc. (TWOU), Middleby Corp. (MIDD), and Spectrum Pharmaceuticals, Inc. (SPPI).
•	2U, Inc. (TWOU) is an educational technology firm that partners with leading nonprofit colleges and universities to offer online degree programs. This company has many of the qualities that we believe define a good business including long-term contracts and recurring revenue; attractive unit economics that should deliver strong EBITDA margins at scale; and strong brand recognition with marquee university partners to drive continued growth. During the period, however, 2U reported disappointing second quarter financial results due to declining enrollment in some of its legacy programs and increased competition in the online education space. Although management lowered its full year 2019 growth expectations, our longer-term outlook for the company remains positive. We believe 2U will continue to grow its core legacy domestic graduate program business at a rate in the mid-to-high teens in 2020 and that newly launched programs will become increasingly profitable over the next year. Adding to our confidence was the purchasing of shares during the period among members of the company’s board of directors. While we will continue to monitor industry trends and track company-specific developments at 2U, we are comfortable with our current position in the stock.
•	Middleby Corp. (MIDD) designs, manufactures, and sells commercial foodservice, food processing, and residential kitchen equipment with key brands including Viking and AGA. During the period, continued top-line challenges across its three business units weighed on revenue and profit growth. Overall business trends have been impacted by tariffs, trade rhetoric, and residential weakness in the UK due to Brexit, which has created more uncertainty and general market weakness. We believe these current challenges are temporary and that the company can continue to gain market share through new product introductions and further market consolidation. As a result, we added to our position during this period of weakness.
•	Spectrum Pharmaceuticals, Inc. (SPPI) is a biopharmaceutical firm specializing in hematology and oncology. Our original investment in this company was predicated on a promising developmental drug for non-small cell lung cancer known as poziotinib. Non-small cell lung cancer accounts for 85% of all lung cancers, suggesting significant opportunity for poziotinib. During the period, however, Spectrum reported a low response rate among patients participating in a Phase 2 clinical trial for poziotinib, triggering a sharp downturn in the stock. Although Spectrum believes other signals support the continued evaluation of the treatment, we feel the opportunity for poziotinib may not be as significant as originally projected and reduced our position in the stock.

Outlook
While we were encouraged to see a continuation of positive economic trends in the fourth quarter and steps toward a resolution of trade issues, our outlook for 2020 remains subdued due in part to robust valuations across the information technology and healthcare sectors. We expect ongoing U.S.-China trade negotiations to become more challenging as the two countries work toward a phase two trade deal aimed at addressing issues relating to intellectual property. We also are wary of the impact that escalating geopolitical tensions and election-year uncertainty could have on the economy.
Although we monitor the economy, our investment decisions are guided by fundamental company-level research rather than macroeconomic developments. This bottom-up approach has resulted in a portfolio of high-quality investments in businesses with predictable revenue streams, improving margins, strong competitive advantages, and large addressable markets. We believe this combination should help deliver long-term value creation.
Thank you for your continued trust and confidence .
Brian Schaub & Chad Meade
Co-Portfolio Managers

Meridian Funds	5	www.meridianfund.com

Meridian Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)

Total Return Based on a $10,000 investment for the Period Ended December 31, 2019
This graph shows the change in value of a hypothetical investment of $10,000 in Legacy Class Shares of the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. For comparison, the same investment is shown in the indicated index.

Average Annual Total Return as of 12.31.19
	Inception	6 Month	1 Year	5 Year	10 Year	Since Inception
Legacy Class (MERDX)	8/1/84	6.63%	27.63%	10.44%	13.16%	12.49%
Institutional Class (MRRGX)	12/24/14	6.63%	27.64%	10.44%	—	10.36%
Class A (MRAGX) w/o sales charge	11/15/13	6.43%	27.18%	10.01%	—	10.34%
Class A (MRAGX) with sales charge[1]	11/15/13	0.32%	19.86%	8.71%	—	9.28%
Class C (MRCGX)	7/1/15	6.06%	26.30%	—	—	9.57%
Investor Class (MRIGX)	11/15/13	6.62%	27.59%	10.35%	—	10.69%
Russell 2500® Growth Index	8/1/84 [2]	7.05%	32.65%	10.84%	14.01%	N/A [3]
[1]	Assuming maximum sales charge, if any. Class A Shares are subject to a maximum initial sales charge of 5.75%.
[2]	Inception date of Legacy Class Shares.
[3]	Inception date of Legacy Class precedes the inception date of Russell 2500® Growth Index.
See “Disclosures Regarding Fund Performance” on page 26 for important information regarding reported performance.
The views of the author and information discussed in this commentary are as of December 31, 2019, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter had been derived from several sources believed to be reliable and accurate at the time of compilation. To the extent permitted by federal securities laws, ArrowMark Colorado Holdings, LLC, Meridian Fund, Inc., nor the Fund accept any liability for losses either direct or consequential caused by the use of this third party information. Diversification cannot guarantee gain or prevent losses.
Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

Meridian Funds	6	www.meridianfund.com

Meridian Growth Fund
Portfolio Composition (Unaudited)

Top 10 Holdings as of 12.31.19
LogMeIn, Inc.	3.67%
Hanesbrands, Inc.	2.79%
Skechers U.S.A., Inc. Class A	2.69%
Sally Beauty Holdings, Inc.	2.67%
Sensata Technologies Holding Plc	2.48%
Clean Harbors, Inc.	2.44%
j2 Global, Inc.	2.40%
TriNet Group, Inc.	2.12%
MEDNAX, Inc.	1.90%
Cinemark Holdings, Inc.	1.81%
Portfolio holdings are subject to change and may not reflect the current or future position of the portfolio. Top ten holdings excluding short-term investments are reported as a percentage of net assets.

Sector Allocation as of 12.31.19
Sector allocations are subject to change and may not reflect the current or future position of the portfolio. Sector allocations are reported as a percentage of equity investments excluding cash or cash equivalents. As of period end, the Fund invested a significant portion of their assets in securities in the Industrials, Information Technology and Health Care sectors. Changes in economic conditions affecting such sectors would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.
For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

Meridian Funds	7	www.meridianfund.com

Meridian Contrarian Fund
Portfolio Performance and Composition (Unaudited)

Market Overview
After beginning the six month period on a volatile note, U.S. equities extended their long bull run as the outlook for the global economy brightened and trade concerns diminished. A more accommodative monetary policy in the U.S. also supported stock gains: Federal Reserve policymakers cut interest rates three times for a total reduction of 0.75% between July and October, characterizing the rate cuts as a means of keeping the economy strong in the face of rising headwinds.
Positive economic indicators during the period included better-than-expected corporate earnings and a strong jobs market, with unemployment falling to its lowest level since 1969. Meanwhile, a limited trade agreement between the U.S. and China and the approval of the U.S.-Mexico-Canada trade agreement helped to avert immediate tariff increases and boosted business confidence.
Against this backdrop, large-cap stocks outperformed both small- and mid-cap stocks, as measured by the Russell family of U.S. indices. Meanwhile, growth and value returns were mixed across the capitalization spectrum.

Fund Performance
The Meridian Contrarian Fund (the “Fund”) Legacy Class shares returned 6.37% (net) for the six months ending December 31, 2019, underperforming its benchmark, the Russell 2500 Index, which returned 7.14%.
Our investment process seeks to identify out-of-favor companies that we believe have depressed valuations and visible catalysts for sustainable improvement. Experience has taught us that businesses with the potential for earnings growth and multiple expansion can be a powerful source of outperformance. As such, we employ a fundamental research-driven process that includes screening for companies that have multiple quarters of year-over-year earnings declines, understanding the reason for the declines, then singling out the companies we believe are poised for an earnings rebound via a cohesive turnaround plan, a new management team, or through improvements or changes to the business. The outcome of this process is a concentrated portfolio of 50-65 of our best ideas.
With a process that prioritizes the management of risk over the opportunity for return, we scrutinize the quality of each prospective investment’s business model and its valuation. Our high standards for quality require that a company have a durable competitive advantage, improving return on invested capital and free cash flow, as well as sustainable future earnings growth.
We manage the Fund from the bottom up based on individual company fundamentals, as we believe investing in quality companies with solid balance sheets is the first priority in portfolio construction. We augment this by monitoring overall portfolio characteristics as part of our risk-management process. We analyze metrics such as the beta-adjusted weight and down capture ratio of the portfolio overall and individual portfolio holdings against the Russell 2500 Index to determine how sensitive the portfolio overall and each holding is to movement in the broader market, particularly on the downside. Depending on the outcome of these metrics, we may increase or decrease our weighting to align with the Fund’s risk parameters in order to prioritize risk before reward. This is part of our ongoing process of recycling capital and we are comfortable with the current lower-risk profile.
The Fund’s underperformance during the period was largely a result of weak stock selection within the consumer discretionary and energy sectors. Notably, our overweight position in energy versus the benchmark also weighed on results. Conversely, strong security selection within the information technology, financials, and health care sectors buoyed relative results. Our underweight position in health care and our overweight position in information technology also contributed to outperformance in these sectors.
The three largest contributors to the Fund’s performance were Deciphera Pharmaceuticals, Inc. (DCPH), Advanced Micro Devices, Inc. (AMD), and Skechers U.S.A., Inc. (SKX).
•	Deciphera Pharmaceuticals, Inc. (DCPH) is a clinical-stage biopharmaceutical firm focused on tackling key mechanisms of drug resistance that limit the effectiveness of many cancer therapies. We were drawn to this company for its promising pipeline of developmental drugs, including ripretinib, a treatment for patients with gastrointestinal stromal tumors (“GIST”). A rally in Deciphera’s share price triggered in late October by positive

Meridian Funds	8	www.meridianfund.com

Meridian Contrarian Fund
Portfolio Performance and Composition (Unaudited) (continued)
data from the phase III clinical trial extended into the fourth quarter. Trial results indicated that ripretinib achieved its primary endpoint, paving the way for Deciphera to submit a New Drug Application to the U.S. Food and Drug Administration for the drug. We are pleased to see this validation of our investment thesis and maintained our position in the stock.

•	Advanced Micro Devices, Inc. (AMD) is a global semiconductor manufacturer that specializes in central processing units (CPUs), which perform the calculations in a computer, and graphics processing units (GPUs), which manage the performance of video graphics and other workloads that require large amounts of parallel processing. We monitored Advanced Micro Devices (AMD) for many years before initiating a position in its stock in late 2018. At the time of our investment, we believed new leadership and investments in technology would lead to an improved product portfolio for the chipmaker, enabling it to capture market share from competitors Intel and Nvidia, which is also a Fund holding. Our thesis proved correct as new product launches in 2019 allowed AMD to edge ahead of Intel and to close the performance gap with Nvidia. AMD recently surprised investors by reporting third quarter earnings that, while in line with analysts’ estimates, dispelled much of the remaining skepticism about the company and lifted the stock. Although we trimmed our position in AMD as its stock price appreciated, it remained at year-end a key holding in the Fund.
•	Skechers U.S.A., Inc. (SKX) designs and sells lifestyle and athletic footwear. We invested in this company after greater-than-expected operational costs related to its aggressive international expansion led to earnings disappointments. However, demand for these value-oriented shoes appeared strong. Our experience has taught us it is easier for companies—particularly those with experienced management teams—to fix operational costs than it is to fix demand issues. During the period, the stock gained on better-than-expected quarterly earnings and sales. Further supporting share strength was the company’s success in managing tariff-related issues. Notably, a significant portion of the shoe company’s overseas presence is in China, where Skechers is building a large distribution center. We believe this investment will lead to margin improvement. Although we maintain a large position in Skechers, we reduced it during the period due to the stock’s strong performance and potential tariff risk.
The three largest detractors from the Fund’s performance during the period were Gildan Activewear, Inc. (GIL), O-I Glass, Inc. (OI), and The Children’s Place, Inc. (PLCE).
•	Gildan Activewear, Inc. (GIL) is a manufacturer and marketer of basic apparel, including T-shirts, underwear, and socks. The company operates through two segments: undecorated sportswear that can be decorated by screen printing companies and branded apparel such as Gold Toe and Anvil. When we initially invested in Gildan, earnings were weak as a result of additional expenses related to growth investments and expenses associated with ramping up private label programs to capitalize on large customers’ growing preference to sell their own lines of branded apparel. We believed these developments would ultimately lead to renewed earnings growth and strengthen the company’s position as the low-cost leader in the industry. Although we’ve seen improvements in growth over the past year, the stock pulled back during the period after Gildan reported an unexpected decline in third quarter sales and lowered fourth quarter guidance. Given that underwear, t-shirts, and socks are consumer staples and should enjoy relatively stable sales regardless of the macroeconomic environment, we believe there may be internal issues at Gildan that could take some time for the company to correct. We consequently liquidated our position in the stock.
•	O-I Glass, Inc. (OI) is a global manufacturer of glass container products. Our interest in the company was piqued when its stock became depressed due to operational issues resulting from years of underinvestment. When Owens-Illinois brought in new management with a history of success and an operational turnaround plan, we decided to invest. This development, combined with consolidation within the glass bottle industry, gave us confidence the company could improve its return on capital. We felt that earnings growth driven by the operational turnaround, multiple expansion from the improved return on invested capital, and a valuation of less than 10 times price-to-earnings, resulted in a good risk/reward profile. Although the stock has appreciated meaningfully since our initial purchase, in July the company reported second quarter earnings results below

Meridian Funds	9	www.meridianfund.com

Meridian Contrarian Fund
Portfolio Performance and Composition (Unaudited) (continued)
analysts’ expectations and lowered earnings and free cash flow guidance. In retrospect, we realize management got ahead of itself by trying to grow the business too quickly through acquisitions and joint ventures before it fully corrected operational issues. We consequently sold our position in Owens-Illinois.
•	The Children’s Place, Inc. (PLCE) is a children’s specialty apparel retailer. When we initiated a position in The Children’s Place, earnings were weak due to a heightened promotional environment created by the bankruptcy of Gymboree, a competitor that was liquidating its inventory at deeply discounted prices. We believed that when Gymboree ultimately closed its stores, The Children’s Place would gain market share. Although the stock had been a solid contributor to Fund performance, more recently, the company has fallen short of earnings expectations while others in the industry reported strength in their children’s apparel business. We sold the stock based on our belief that The Children’s Place had lost its competitive advantage and because of the secular pressures on brick and mortar retailers. We have rigorous standards for the retailers we invest in, and The Children’s Place no longer met those standards.

Outlook
Despite clear signs of a slowdown in the global economy throughout much of 2019, equity markets ended the year with significant gains. We believe the outsized gains enjoyed by many stocks were driven primarily by the Federal Reserve’s quantitative easing. Although this created a challenging environment for fundamental investors such as us, we were encouraged by signs in the fourth quarter that trends of weakening fundamentals and increasing multiples may be reversing. We will continue to invest in companies with strong fundamentals at opportunistic valuations when we identify a catalyst we believe will drive outperformance, and are confident this approach will reward investors over time.
Thank you for your continued trust and confidence.
Jamie England
Portfolio Manager

Meridian Funds	10	www.meridianfund.com

Meridian Contrarian Fund
Portfolio Performance and Composition (Unaudited) (continued)

Total Return Based on a $10,000 investment for the Period Ended December 31, 2019
This graph shows the change in value of a hypothetical investment of $10,000 in Legacy Class Shares of the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. For comparison, the same investment is shown in the indicated index.

Average Annual Total Return as of 12.31.19
	Inception	6 Month	1 Year	5 Year	10 Year	Since Inception
Legacy Class (MVALX)	2/10/94	6.37%	23.62%	10.00%	12.06%	12.68%
Class A (MFCAX) w/o sales charge	11/15/13	6.13%	23.07%	9.50%	—	9.28%
Class A (MFCAX) with sales charge[1]	11/15/13	0.03%	15.99%	8.21%	—	8.23%
Class C (MFCCX)	7/1/15	5.83%	22.35%	—	—	8.97%
Investor Class (MFCIX)	11/15/13	6.34%	23.53%	9.81%	—	9.58%
Russell 2500® Index	2/10/94 [2]	7.14%	27.77%	8.93%	12.58%	10.22%
[1]	Assuming maximum sales charge, if any. Class A Shares are subject to a maximum initial sales charge of 5.75%.
[2]	Inception date of Legacy Class Shares.
See “Disclosures Regarding Fund Performance” on page 26 for important information regarding reported performance.
The views of the author and information discussed in this commentary are as of December 31, 2019, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter had been derived from several sources believed to be reliable and accurate at the time of compilation. To the extent permitted by federal securities laws, ArrowMark Colorado Holdings, LLC, Meridian Fund, Inc., nor the Fund accept any liability for losses either direct or consequential caused by the use of this third party information. Diversification cannot guarantee gain or prevent losses.
Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

Meridian Funds	11	www.meridianfund.com

Meridian Contrarian Fund
Portfolio Composition (Unaudited)

Top 10 Holdings as of 12.31.19
VICI Properties, Inc.	3.42%
TerraForm Power, Inc. Class A	2.86%
Kennedy-Wilson Holdings, Inc.	2.81%
SEI Investments Co.	2.77%
TreeHouse Foods, Inc.	2.69%
Nuance Communications, Inc.	2.64%
Citizens Financial Group, Inc.	2.61%
Graphic Packaging Holding Co.	2.52%
Advanced Micro Devices, Inc.	2.24%
Penn National Gaming, Inc.	2.14%
Portfolio holdings are subject to change and may not reflect the current or future position of the portfolio. Top ten holdings excluding short-term investments are reported as a percentage of net assets.

Sector Allocation as of 12.31.19
Sector allocations are subject to change and may not reflect the current or future position of the portfolio. Sector allocations are reported as a percentage of equity investments excluding cash or cash equivalents. As of period end, the Fund invested a significant portion of their assets in securities in the Information Technology sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.
For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

Meridian Funds	12	www.meridianfund.com

Meridian Enhanced Equity Fund
Portfolio Performance and Composition (Unaudited)

Market Overview
Improving economic data and diminishing trade-related concerns during the fourth quarter fueled gains in U.S. equity markets during the six-month period ended December 31, 2019. Although global economic uncertainty and concerns of a widening trade war sparked a selloff in August, the announcement of a phase one trade deal between the U.S. and China and legislative progress on the U.S.-Mexico-Canada trade agreement later in the period soothed investors’ anxieties.
Continued employment growth and wage gains supported sustained strength in consumer confidence and holiday spending levels that bolstered investor confidence. Three rate cuts by Federal Reserve policymakers during the period also helped improve sentiment, although data reflected contractions in manufacturing activity.
Against this backdrop, large-cap stocks outperformed both small- and mid-cap stocks, as measured by the Russell family of U.S. indices. Meanwhile, growth and value returns were mixed across the capitalization spectrum.

Fund Performance
The Meridian Enhanced Equity Fund (the “Fund”) Legacy Class shares gained 10.97% (net) for the six-month period ended December 31, 2019, outperforming its benchmark, the S&P 500 Index, which rose 10.92%.
Our investment process prioritizes the management of risk over the opportunity for return. We look to build an “all weather” portfolio that seeks to mitigate capital losses during turbulent bear market environments and, secondarily, potentially offer upside participation during strong bull market environments. To achieve that, we seek out quality businesses maintaining considerable competitive advantages and healthy balance sheets that offer robust cash flow characteristics and muted volatility traits.
At any given time, roughly half of the Fund is typically invested in high-quality, larger capitalization companies with promising growth prospects. The balance of the portfolio is typically invested in equities hedged in a risk-managed approach, where more predictable stocks are married with options in an effort to reduce downside risks. Given the portfolio management transition during the period, we took the opportunity to recalibrate some of the Fund’s holdings with the aforementioned approach while maintaining our commitment to deep fundamental research.
For example, among the top contributors in the period, we maintained an exposure to Apple, Inc. (AAPL), but exited Roku, Inc. (ROKU), and Royal Gold, Inc. (RGLD).
•	Apple, Inc. (AAPL) is a premium provider of consumer-facing hardware, software, and services. The company possesses significant brand equity with a broad portfolio of consumer hardware that is deeply embedded in customers’ daily professional and leisure experiences, from watches to smartphones and laptop computers. Our attraction stems in part from the company’s sticky customer relationships, ongoing hardware innovation in both new and existing product lines, and the potential for robust service revenue growth from an expanding application and content ecosystem. During the period, Apple’s growth prospects were bolstered by a successful launch of the iPhone 11, strong holiday sales of the Apple Watch and AirPods, the launch of Apple TV+, and the acquisition of key television talent.

•	Roku, Inc. (ROKU) pioneered streaming television and has benefited from consumers’ broad-based adoption of the medium. After assessing its future prospects, relative to its valuation and the size of the Fund’s position, we realized profits on much of the holding before the stock dropped substantially in September. Shortly thereafter, we fully exited the stock on increasing threats of competitive pressure.

•	Our decision to sell Royal Gold, Inc. (RGLD), which acquires and manages metal streams and royalties on gold and precious metals, was based on a decision to move away from several commodity-linked names. Going forward, the Fund’s defensive measures will largely be focused on our hedged equity positions.
Similarly, we assessed the outlooks of the three largest detractors from performance—California Resources Corp. (CRC), Liberty Oilfield Services, Inc. (LBRT), and Macy’s, Inc. (M)—and made necessary adjustments.
•	For example, our aversion to commodity-based businesses prompted an exit from California Resources Corp. (CRC), an oil and gas exploration and drilling company operating exclusively in California. Generally, we see

Meridian Funds	13	www.meridianfund.com

Meridian Enhanced Equity Fund
Portfolio Performance and Composition (Unaudited) (continued)
limited upside within the oil and gas industry going forward as most names in the space fail to fit our focus on well-capitalized cash-flow generators with a competitive advantage. That thinking extended to Liberty Oilfield Services, Inc. (LBRT), a hydraulic fracturing outfit that we closed out of during the period.
•	Meanwhile, secular headwinds for brick-and-mortar retailers contributed to our decision to liquidate the Fund’s stake in Macy’s, Inc. (M), which operates 870 department and specialty stores in 43 states and the District of Columbia. Overall, we have sharpened our focus in the retail space on companies that possess high brand equity alongside physical locales.
•	Such developments were reflected in the Fund’s sector positioning as exposure to the consumer discretionary and energy sectors dropped considerably. We also scaled back in the healthcare sector amid an emphasis on less-volatile, more-predictable larger cap names. Alternatively, we expanded the Fund’s exposure to the consumer staples sector based largely on our attraction to the cable services industry, which taps consumers’ insatiable demand for data via broadband. We also added to the Fund’s financials sector exposure, mostly in the risk-managed portion, by adding names where we could recognize a wide margin of safety to levels near tangible book values amid concerns around Federal Reserve rate movement and the associated impacts on net interest margin. We also initiated a position in the real estate sector by investing in compelling companies that provide mission critical infrastructure in the technology and data industries.

Outlook
By period-end, the investment team was comfortable with the Fund’s positioning and anticipated few additional adjustments. Going forward, the focus will remain on high-quality companies with strong competitive moats and well-managed balance sheets that appear well built for sustained, long-term success. We will also emphasize valuations on such mid- to large-cap companies that provide a margin of safety, anchored on healthy free cash flow levels and well-positioned to respond positively to potential catalysts.
From a macroeconomic perspective, while we were encouraged to see a series of positive economic trends and steps toward a resolution of trade issues, our outlook for 2020 remains subdued. We expect ongoing U.S.-China trade negotiations to become more challenging as the two countries work toward a phase two trade deal aimed at addressing issues relating to intellectual property. We also are wary of the impact that escalating geopolitical tensions and election-year uncertainty could have on the economy. Such an environment offers, we believe, fertile ground for picking stocks in a manner like Enhanced Equity sets out to do.
Although we monitor the economy, our investment decisions are guided by fundamental company-level research rather than macroeconomic developments. This bottom-up approach has resulted in a portfolio of high-quality investments in businesses with predictable revenue streams, improving margins, strong competitive advantages, and large addressable markets. We believe this combination should help deliver long-term value creation.
Thank you for your continued trust and confidence.
Clay Freeman
Portfolio Manager

Meridian Funds	14	www.meridianfund.com

Meridian Enhanced Equity Fund
Portfolio Performance and Composition (Unaudited) (continued)

Total Return Based on a $10,000 investment for the Period Ended December 31, 2019
This graph shows the change in value of a hypothetical investment of $10,000 in Legacy Class Shares of the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. For comparison, the same investment is shown in the indicated index.

Average Annual Total Return as of 12.31.19
	Inception	6 Month	1 Year	5 Year	10 Year	Since Inception
Legacy Class (MEIFX)	1/31/05	10.97%	44.97%	15.18%	14.11%	9.80%
Class A (MRAEX) w/o sales charge	11/15/13	10.77%	44.56%	14.77%	—	13.21%
Class A (MRAEX) with sales charge[1]	11/15/13	4.38%	36.21%	13.41%	—	12.12%
Class C (MRCEX)	7/1/15	10.63%	44.00%	—	—	15.05%
Investor Class (MRIEX)	11/15/13	10.99%	45.14%	15.06%	—	13.48%
S&P 500® Index	1/31/05 [2]	10.92%	31.49%	11.70%	13.56%	9.23%
[1]	Assuming maximum sales charge, if any. Class A Shares are subject to a maximum initial sales charge of 5.75%.
[2]	Inception date of Legacy Class Shares.
See “Disclosures Regarding Fund Performance” on page 26 for important information regarding reported performance.
The views of the author and information discussed in this commentary are as of December 31, 2019, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter had been derived from several sources believed to be reliable and accurate at the time of compilation. To the extent permitted by federal securities laws, ArrowMark Colorado Holdings, LLC, Meridian Fund, Inc., nor the Fund accept any liability for losses either direct or consequential caused by the use of this third party information. Diversification cannot guarantee gain or prevent losses.
Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

Meridian Funds	15	www.meridianfund.com

Meridian Enhanced Equity Fund
Portfolio Composition (Unaudited)

Top 10 Holdings as of 12.31.19
Snap, Inc. Class A	7.42%
LogMeIn, Inc.	6.39%
Citigroup, Inc.	6.05%
Activision Blizzard, Inc.	6.03%
Pinterest, Inc. Class A	5.65%
Bank OZK	4.62%
Liberty Global Plc Class A (United Kingdom)	4.13%
World Wrestling Entertainment, Inc. Class A	3.78%
Microsoft Corp.	3.62%
Chewy, Inc. Class A	3.51%
Portfolio holdings are subject to change and may not reflect the current or future position of the portfolio. Top ten holdings excluding short-term investments are reported as a percentage of net assets.

Sector Allocation as of 12.31.19
Sector allocations are subject to change and may not reflect the current or future position of the portfolio. Sector allocations are reported as a percentage of equity investments excluding cash or cash equivalents. As of period end, the Fund invested a significant portion of their assets in securities in the Communication Services and Information Technology sectors. Changes in economic conditions affecting such sectors would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.
For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

Meridian Funds	16	www.meridianfund.com

Meridian Small Cap Growth Fund
Portfolio Performance and Composition (Unaudited)

Market Overview
Improving economic data and diminishing trade-related concerns supported U.S. stock gains during the period. Positive economic trends included continued employment growth and wage gains, which led to ongoing strength in consumer confidence. The strong consumer backdrop helped propel holiday spending which bolstered investor confidence and helped to offset weakness in the industrials sector, where data showed further contraction in manufacturing activity.
Encouraging trade news included a phase one trade deal between the U.S. and China resulting in the rollback of some tariffs on Chinese imports. Another positive development was the U.S. House of Representatives’ approval of the U.S.-Mexico-Canada trade agreement, which is expected to improve North American trade relations.
Against this backdrop, large-cap stocks outperformed both small- and mid-cap stocks, as measured by the Russell family of U.S. indices. Meanwhile, growth and value returns were mixed across the capitalization spectrum.

Fund Performance
The Meridian Small Cap Growth Fund (the “Fund”) Legacy Class shares returned 8.04% (net) during the six months ending December 31, 2019, outperforming its benchmark, the Russell 2000 Growth Index, which returned 6.75%.
Our investment process prioritizes the management of risk over the opportunity for return. We look to build an “all-weather” portfolio that can mitigate capital losses during turbulent bear market environments and, secondarily, participate on the upside during strong market environments. As has been the case for most of the year, volatility was scarce during the period. In fact, there were only four days in which the index dropped 2% or more. During calendar year 2019, there were just ten days in which the index dropped 2% or more, which was well below historical averages. Although the recent period of low volatility provided us with fewer opportunities to position the strategy for outperformance in a rising market, we are pleased to report that we achieved our downside mitigation goal and outperformed the benchmark on all of these days.
Performance was buoyed by positive contribution from the industrials sector, where the Fund’s overweight position in the commercial and professional services industry continued to be additive to performance. In addition, strong stock selection within information technology and consumer discretionary aided returns. Conversely, while contributing positively to overall performance, select healthcare holdings limited gains during the period.
The three largest contributors to the Fund’s performance during the period were Kodiak Sciences, Inc. (KOD), Skechers U.S.A., Inc. (SKX), and Sally Beauty Holdings, Inc. (SBH).
•	Kodiak Sciences, Inc. (KOD) is a biopharmaceutical company focused on the development of therapeutics to treat ophthalmic diseases. We established a position in the stock based on our optimism for KSI-301, an investigational drug developed for the treatment of wet AMD, diabetic macular edema, and retinal vein occlusion. Although similar therapies are available, studies indicate that KSI-301 is equally effective yet requires only three intravitreal injections (into the eye) versus six, which is the current standard of care. Continued optimism for the experimental drug prompted investors to bid Kodiak’s shares higher during the period. The stock received an additional boost from Kodiak’s announcement that it is selling royalty rights on potential global net sales for KSI-301, which puts Kodiak in a solid financial position to continue advancing its clinical programs. With an addressable market in excess of $10B, we see a significant revenue opportunity for KSI-301 and therefore remain confident in our investment in Kodiak.

•	Skechers U.S.A., Inc. (SKX) designs and sells lifestyle and athletic footwear. Among the many things that originally attracted us to this company was its strong and growing international presence—a trend that has continued. The stock’s solid gains during the period resulted from better-than-expected top- and bottom-line growth driven by robust growth in Skechers’ international markets, which grew over 25% on a constant currency basis. Performance was also helped by improving profit margins as the company successfully leveraged its global network, which led to a 25% improvement in operating income. Although we trimmed our position on strong price appreciation, our long-term outlook for Skechers remained positive at year end.

•	Sally Beauty Holdings, Inc. (SBH) is a specialty distributor and retailer of beauty products to salons and consumers worldwide. The company operates through two segments: Sally Beauty Supply, which caters to retail customers, and Beauty Systems Group, a supplier to salons through its own sales force and professional-only

Meridian Funds	17	www.meridianfund.com

Meridian Small Cap Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)
stores. We like Sally Beauty for its history of consistent earnings growth. This positive trend continued, as evidenced by the company’s strong earnings report for fiscal fourth quarter 2019. Notably, Sally Beauty reported a better-than-expected increase in comparable sales during the quarter, continued to reduce debt, and repurchased 3.6M shares of its stock. During the period, we added to our position as it remained a key holding in the Fund at year end.
The three largest detractors from the Fund’s performance during the period were PlayAGS, Inc. (AGS), 2U, Inc. (TWOU), and Wave Life Sciences Ltd. (WVE).
•	PlayAGS, Inc. (AGS) is a designer and supplier of slot machines and other products for the gaming industry. One of the things that initially attracted us to this company was its recurring revenue business model, continued market share gains, and very high profit margins. PlayAGS continues to invest in its game development platform which we believe will help drive continued share gains and revenue growth over the long term. Nonetheless, the stock declined after PlayAGS reported disappointing quarterly revenue due to the poor performance of gaming operations in the Oklahoma market. It subsequently fell short of quarterly earnings expectations and lowered its full year 2019 guidance. We view these issues as transitory in nature and are encouraged by steps the company has taken to correct the problems, including replacing its director of gaming operations in Oklahoma. PlayAGS continues to gain market share and has good relationships and a solid reputation within the gaming industry, so we are willing to be patient with the stock and maintained our position.

•	2U, Inc. (TWOU) is an educational technology firm that partners with leading nonprofit colleges and universities to offer online degree programs. This company has many of the qualities that we believe define a good business including long-term contracts and recurring revenue; attractive unit economics that should deliver strong EBITDA margins at scale; and strong brand recognition with marquee university partners to drive continued growth. During the period, however, 2U reported disappointing second quarter financial results due to declining enrollment in some of its legacy programs and increased competition in the online education space. Although management lowered its full year 2019 growth expectations, our longer-term outlook for the company remains positive. We believe 2U will continue to grow its core legacy domestic graduate program business at a rate in the mid-to-high teens in 2020 and that newly launched programs will become increasingly profitable over the next year. Adding to our confidence was the purchasing of shares during the period among members of the company’s board of directors. While we will continue to monitor industry trends and track company-specific developments at 2U, we were comfortable with our position in the stock at year end.

•	Wave Life Sciences Ltd. (WVE) is a pre-clinical biopharmaceutical company that focuses on proprietary programs in neurology in the central nervous system and neuromuscular system, including Huntington’s disease and Duchenne Muscular Dystrophy (DMD). Among the many things we like about Wave is its strong drug development platform. However, during the period, disappointing clinical trial results for suvodirsen, Wave’s lead developmental therapy for DMD, prompted the company to discontinue the program and triggered a selloff in Wave’s stock. The company also reported weak clinical trial results for its experimental Huntington’s disease drug. However, data from the trial indicates that a higher dosage in patients may improve efficacy. We remain optimistic about Wave’s Huntington’s disease program, and with 30,000 cases of Huntington’s disease diagnosed annually in the U.S., we think there is a substantial revenue-generating opportunity here. We consequently maintained our position.

Meridian Funds	18	www.meridianfund.com

Meridian Small Cap Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)

Outlook
While we were encouraged to see a continuation of positive economic trends in the fourth quarter and steps toward a resolution of trade issues, our outlook for 2020 remains subdued due in part to robust valuations across the information technology and healthcare sectors. We expect ongoing U.S.-China trade negotiations to become more challenging as the two countries work toward a phase two trade deal aimed at addressing issues relating to intellectual property. We also are wary of the impact that escalating geopolitical tensions and election-year uncertainty could have on the economy.
Although we monitor the economy, our investment decisions are guided by fundamental company-level research rather than macroeconomic developments. This bottom-up approach has resulted in a portfolio of high-quality investments in businesses with predictable revenue streams, improving margins, strong competitive advantages, and large addressable markets. We believe this combination should help deliver long-term value creation.
Thank you for your continued trust and confidence.
Brian Schaub & Chad Meade
Co-Portfolio Managers

Total Return Based on a $10,000 investment for the Period Ended December 31, 2019
This graph shows the change in value of a hypothetical investment of $10,000 in Legacy Class Shares of the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. For comparison, the same investment is shown in the indicated index.

Average Annual Total Return as of 12.31.19
	Inception	6 Month	1 Year	5 Year	10 Year	Since Inception
Legacy Class (MSGGX)	12/16/13	8.04%	19.17%	10.63%	—	12.92%
Institutional Class (MSGRX)	12/24/14	7.94%	19.17%	10.70%	—	10.71%
Class A (MSGAX) w/o sales charge	12/16/13	7.75%	18.68%	10.26%	—	12.54%
Class A (MSGAX) with sales charge[1]	12/16/13	1.56%	11.88%	8.95%	—	11.44%
Class C (MSGCX)	7/1/15	7.42%	17.94%	—	—	9.35%
Investor Class (MISGX)	12/16/13	7.86%	18.92%	10.55%	—	12.85%
Russell 2000® Growth Index	12/16/13 [2]	6.75%	28.48%	9.34%	13.01%	9.41%
[1]	Assuming maximum sales charge, if any. Class A Shares are subject to a maximum initial sales charge of 5.75%.
[2]	Inception date of Legacy Class Shares.
See “Disclosures Regarding Fund Performance” on page 26 for important information regarding reported performance.

Meridian Funds	19	www.meridianfund.com

Meridian Small Cap Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)
The views of the author and information discussed in this commentary are as of December 31, 2019, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter had been derived from several sources believed to be reliable and accurate at the time of compilation. To the extent permitted by federal securities laws, ArrowMark Colorado Holdings, LLC, Meridian Fund, Inc., nor the Fund accept any liability for losses either direct or consequential caused by the use of this third party information. Diversification cannot guarantee gain or prevent losses.
Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

Meridian Funds	20	www.meridianfund.com

Meridian Small Cap Growth Fund
Portfolio Composition (Unaudited)

Top 10 Holdings as of 12.31.19
LogMeIn, Inc.	3.55%
Skechers U.S.A., Inc. Class A	2.91%
Heritage-Crystal Clean, Inc.	2.89%
Sally Beauty Holdings, Inc.	2.46%
Clean Harbors, Inc.	2.38%
TriNet Group, Inc.	2.09%
Cinemark Holdings, Inc.	1.78%
ABM Industries, Inc.	1.69%
Tennant Co.	1.58%
Ritchie Bros. Auctioneers, Inc. (Canada)	1.52%
Portfolio holdings are subject to change and may not reflect the current or future position of the portfolio. Top ten holdings excluding short-term investments are reported as a percentage of net assets.

Sector Allocation as of 12.31.19
Sector allocations are subject to change and may not reflect the current or future position of the portfolio. Sector allocations are reported as a percentage of equity investments excluding cash or cash equivalents. As of period end, the Fund invested a significant portion of their assets in securities in the Industrials and Health Care sectors. Changes in economic conditions affecting such sectors would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.
For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

Meridian Funds	21	www.meridianfund.com

Meridian Growth Fund
Fund Expenses
December 31, 2019 (Unaudited)

Expense Example
Actual	Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During the Period [1]
Legacy Class (MERDX)	0.84%	$1,000.00	$1,066.30	$4.36
Institutional Class (MRRGX)	0.82%	$1,000.00	$1,066.30	$4.26
Class A (MRAGX)	1.17%	$1,000.00	$1,064.30	$6.07
Class C (MRCGX)	1.87%	$1,000.00	$1,060.60	$9.69
Investor Class (MRIGX)	0.85%	$1,000.00	$1,066.20	$4.41

Hypothetical [2]	Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During the Period [1]
Legacy Class (MERDX)	0.84%	$1,000.00	$1,020.91	$4.27
Institutional Class (MRRGX)	0.82%	$1,000.00	$1,021.01	$4.17
Class A (MRAGX)	1.17%	$1,000.00	$1,019.25	$5.94
Class C (MRCGX)	1.87%	$1,000.00	$1,015.74	$9.48
Investor Class (MRIGX)	0.85%	$1,000.00	$1,020.86	$4.32
[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, the number of days in the most recent fiscal half-year, then divided by 366.
[2]	Hypothetical 5% return before expenses.
The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.
See “Disclosure Regarding Fund Expenses” on page 26 for further information on how the above examples were calculated.

Meridian Funds	22	www.meridianfund.com

Meridian Contrarian Fund
Fund Expenses
December 31, 2019 (Unaudited)

Expense Example
Actual	Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During the Period [1]
Legacy Class (MVALX)	1.13%	$1,000.00	$1,063.70	$ 5.86
Class A (MFCAX)	1.53%	$1,000.00	$1,061.30	$ 7.93
Class C (MFCCX)	2.17%	$1,000.00	$1,058.30	$11.23
Investor Class (MFCIX)	1.20%	$1,000.00	$1,063.40	$ 6.22

Hypothetical [2]	Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During the Period [1]
Legacy Class (MVALX)	1.13%	$1,000.00	$1,019.46	$ 5.74
Class A (MFCAX)	1.53%	$1,000.00	$1,017.44	$ 7.76
Class C (MFCCX)	2.17%	$1,000.00	$1,014.23	$10.99
Investor Class (MFCIX)	1.20%	$1,000.00	$1,019.10	$ 6.09
[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, the number of days in the most recent fiscal half-year, then divided by 366.
[2]	Hypothetical 5% return before expenses.
The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.
See “Disclosure Regarding Fund Expenses” on page 26 for further information on how the above examples were calculated.

Meridian Funds	23	www.meridianfund.com

Meridian Enhanced Equity Fund
Fund Expenses
December 31, 2019 (Unaudited)

Expense Example
Actual	Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During the Period [1]
Legacy Class (MEIFX)	1.21%	$1,000.00	$1,109.70	$ 6.42
Class A (MRAEX)	1.56%	$1,000.00	$1,107.70	$ 8.26
Class C (MRCEX)	2.01%	$1,000.00	$1,106.30	$10.64
Investor Class (MRIEX)	1.22%	$1,000.00	$1,109.90	$ 6.47

Hypothetical [2]	Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During the Period [1]
Legacy Class (MEIFX)	1.21%	$1,000.00	$1,019.05	$ 6.14
Class A (MRAEX)	1.56%	$1,000.00	$1,017.29	$ 7.91
Class C (MRCEX)	2.01%	$1,000.00	$1,015.03	$10.18
Investor Class (MRIEX)	1.22%	$1,000.00	$1,019.00	$ 6.19
[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, the number of days in the most recent fiscal half-year, then divided by 366.
[2]	Hypothetical 5% return before expenses.
The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.
See “Disclosure Regarding Fund Expenses” on page 26 for further information on how the above examples were calculated.

Meridian Funds	24	www.meridianfund.com

Meridian Small Cap Growth Fund
Fund Expenses
December 31, 2019 (Unaudited)

Expense Example
Actual	Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During the Period [1]
Legacy Class (MSGGX)	1.12%	$1,000.00	$1,080.40	$ 5.86
Institutional Class (MSGRX)	1.10%	$1,000.00	$1,079.40	$ 5.75
Class A (MSGAX)	1.49%	$1,000.00	$1,077.50	$ 7.78
Class C (MSGCX)	2.18%	$1,000.00	$1,074.20	$11.37
Investor Class (MISGX)	1.27%	$1,000.00	$1,078.60	$ 6.64

Hypothetical [2]	Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During the Period [1]
Legacy Class (MSGGX)	1.12%	$1,000.00	$1,019.51	$ 5.69
Institutional Class (MSGRX)	1.10%	$1,000.00	$1,019.61	$ 5.58
Class A (MSGAX)	1.49%	$1,000.00	$1,017.65	$ 7.56
Class C (MSGCX)	2.18%	$1,000.00	$1,014.18	$11.04
Investor Class (MISGX)	1.27%	$1,000.00	$1,018.75	$ 6.44
[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, the number of days in the most recent fiscal half-year, then divided by 366.
[2]	Hypothetical 5% return before expenses.
The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.
See “Disclosure Regarding Fund Expenses” on page 26 for further information on how the above examples were calculated.

Meridian Funds	25	www.meridianfund.com

Meridian Fund, Inc.
Performance and Expense Disclosures
December 31, 2019

Disclosures Regarding Fund Performance
Past performance is not predictive of future performance. Current performance may be lower or higher than the quoted past performance. Reported performance assumes reinvestment of Fund distributions. Reported performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, nor does it reflect the 2% redemption fee on shares sold within 60 days of original purchase date. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. You can obtain the most current month-end performance at www.meridianfund.com.
Performance prior to September 5, 2013 reflects the Fund’s performance under the management of Aster Investment Management Co.
Legacy class shares are no longer offered to the public effective March 1, 2014, except under certain limited circumstances.
Investor Class, Class A, and Class C Shares of the Meridian Growth Fund are closed to new investors effective June 15, 2017. Existing investors may continue to purchase shares.
Investor Class, Class A, and Class C Shares of the Meridian Small Cap Growth Fund are closed to new investors effective June 29, 2018. Existing investors may continue to purchase shares.
Indices are typically unmanaged, and do not reflect deductions for fees or expenses. You cannot invest directly in an index.

Disclosures Regarding Fund Expenses
As a shareholder of the Fund, you incur certain costs which include: 1) transaction related costs, such as redemption fees for sales made within 60 days of original purchase; and 2) operating costs, such as investment advisory fees, administrative fees, service and distribution (12b-1) fees, and other Fund expenses.
Operating costs, which are deducted from a Fund’s gross income, directly reduce the investment return of the portfolio. The Fund Expense examples reported on the previous pages are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds.
The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period and assume reinvestment of all dividends and distributions.
The first section of the example describes actual expenses and account values for the 6 month period reported. To use this information to calculate the expenses you paid for your investment in the Fund, divide your account value by $1,000 then multiply the result by the number reported under “Expenses Paid During the Period”.
The second section of the example describes hypothetical expenses and account values using the Fund’s actual expense ratio and an assumed 5% return. These hypothetical expenses and returns should be used to compare the Fund’s expenses to other mutual funds’ reported hypothetical expenses and not to calculate your actual expenses paid during the period.
The expense examples do not reflect any transactional costs, such as the imposition of a 2% redemption fee on shares held 60 days or less. Therefore, the information reported within these expense examples are meant to highlight on- going costs of owning Fund shares and will not reflect the total relative costs of owning different mutual funds. If these transactional costs were included, the reported expenses would have been higher.
Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in any of the Meridian Funds. Please read the prospectus carefully before you invest. To obtain a prospectus, please contact your investment representative or the Funds' transfer agent at 800.446.6662 or access our website at www.meridianfund.com.

Meridian Funds	26	www.meridianfund.com

Meridian Growth Fund
Schedule of Investments
December 31, 2019 (Unaudited)
	Shares	Value
Common Stocks - 91.1%
Communication Services - 3.7%
Entertainment - 1.8%
Cinemark Holdings, Inc. [1]	1,198,335	$ 40,563,640
Interactive Media & Services - 1.3%
Cargurus, Inc. [2]	362,805	12,763,480
Pinterest, Inc. Class A [2]	920,743	17,162,649
		29,926,129
Media - 0.6%
National CineMedia, Inc. [1]	1,836,706	13,389,587
Total Communication Services		83,879,356
Consumer Discretionary - 17.4%
Auto Components - 0.4%
Fox Factory Holding Corp. [2]	143,898	10,010,984
Diversified Consumer Services - 2.7%
frontdoor, Inc. [2]	754,469	35,776,920
Grand Canyon Education, Inc. [2]	246,376	23,600,357
		59,377,277
Internet & Direct Marketing Retail - 1.6%
Chewy, Inc. Class A [1,2]	303,284	8,795,236
Shutterstock, Inc. [1,2]	624,260	26,768,269
		35,563,505
Leisure Products - 1.5%
Polaris, Inc.	327,058	33,261,799
Specialty Retail - 2.7%
Sally Beauty Holdings, Inc. [1,2]	3,277,830	59,820,397
Textiles, Apparel & Luxury Goods - 8.5%
Carter's, Inc. [1]	301,746	32,992,908
Hanesbrands, Inc. [1]	4,212,188	62,550,992
Skechers U.S.A., Inc. Class A [2]	1,398,968	60,421,428
Under Armour, Inc. Class C [1,2]	869,028	16,667,957
Wolverine World Wide, Inc. [1]	543,699	18,344,404
		190,977,689
Total Consumer Discretionary		389,011,651
Energy - 0.2%
Energy Equipment & Services - 0.2%
RigNet, Inc. [2]	635,695	4,195,587
Total Energy		4,195,587
Financials - 1.7%
Banks - 0.3%
Bank OZK	243,216	7,419,304
Capital Markets - 1.4%
LPL Financial Holdings, Inc.	189,218	17,455,360
WisdomTree Investments, Inc.	2,797,028	13,537,616
		30,992,976
Total Financials		38,412,280
	Shares	Value
Health Care - 20.3%
Biotechnology - 5.8%
Agios Pharmaceuticals, Inc. [1,2]	285,531	$ 13,634,105
DBV Technologies SA ADR (France) [1,2]	821,227	8,787,129
Deciphera Pharmaceuticals, Inc. [2]	337,383	20,998,718
Heron Therapeutics, Inc. [1,2]	684,621	16,088,594
Immunomedics, Inc. [1,2]	846,125	17,904,005
Kiniksa Pharmaceuticals Ltd. Class A [2]	313,590	3,468,305
Kodiak Sciences, Inc. [2]	218,512	15,721,938
Neurocrine Biosciences, Inc. [2]	118,308	12,716,927
Precision BioSciences, Inc. [1,2]	292,670	4,065,186
Spectrum Pharmaceuticals, Inc. [1,2]	255,182	928,863
Viking Therapeutics, Inc. [1,2]	1,829,855	14,675,437
		128,989,207
Health Care Equipment & Supplies - 8.5%
ABIOMED, Inc. [2]	84,396	14,397,114
Axogen, Inc. [2]	1,276,186	22,830,968
Cooper Cos., Inc. (The)	42,326	13,598,921
Endologix, Inc. [1,2]	169,778	268,249
Integra LifeSciences Holdings Corp. [2]	348,595	20,316,117
Masimo Corp. [2]	66,469	10,506,090
Merit Medical Systems, Inc. [2]	1,007,010	31,438,852
Nevro Corp. [1,2]	123,507	14,517,013
Quidel Corp. [1,2]	241,178	18,095,585
SmileDirectClub, Inc. [1,2]	590,855	5,164,073
STERIS Plc	254,856	38,845,151
		189,978,133
Health Care Providers & Services - 3.4%
BioTelemetry, Inc. [1,2]	745,541	34,518,548
MEDNAX, Inc. [2]	1,537,239	42,719,872
		77,238,420
Life Sciences Tools & Services - 1.3%
Syneos Health, Inc. [1,2]	476,257	28,325,385
Pharmaceuticals - 1.3%
Prestige Consumer Healthcare, Inc. [1,2]	399,992	16,199,676
Revance Therapeutics, Inc. [2]	864,627	14,032,896
		30,232,572
Total Health Care		454,763,717
Industrials - 24.3%
Air Freight & Logistics - 1.8%
CH Robinson Worldwide, Inc. [1]	289,353	22,627,405
Forward Air Corp.	246,269	17,226,516
		39,853,921
The accompanying notes are an integral part of the financial statements.

Meridian Funds	27	www.meridianfund.com

Meridian Growth Fund
Schedule of Investments (continued)
December 31, 2019 (Unaudited)
	Shares	Value
Commercial Services & Supplies - 6.9%
ABM Industries, Inc. [1]	995,735	$ 37,549,167
Cimpress Plc (Ireland) [1,2]	224,019	28,174,870
Clean Harbors, Inc. [2]	639,083	54,801,367
Ritchie Bros. Auctioneers, Inc. (Canada)	787,935	33,841,808
		154,367,212
Electrical Equipment - 2.5%
Sensata Technologies Holding Plc [1,2]	1,032,221	55,605,745
Machinery - 7.2%
John Bean Technologies Corp.	306,694	34,552,146
Kennametal, Inc.	316,006	11,657,461
Middleby Corp. (The) [1,2]	331,921	36,351,988
Proto Labs, Inc. [2]	123,986	12,590,778
Tennant Co. [1]	401,352	31,273,348
Wabtec Corp.	155,058	12,063,512
Woodward, Inc.	194,415	23,026,513
		161,515,746
Marine - 2.1%
Kirby Corp. [1,2]	339,239	30,372,068
Matson, Inc.	413,226	16,859,621
		47,231,689
Professional Services - 2.1%
TriNet Group, Inc. [2]	839,328	47,514,358
Road & Rail - 1.1%
Heartland Express, Inc. [1]	1,185,250	24,949,513
Trading Companies & Distributors - 0.6%
MSC Industrial Direct Co., Inc. Class A [1]	187,432	14,707,789
Total Industrials		545,745,973
Information Technology - 22.7%
Electronic Equipment, Instruments & Components - 2.5%
Belden, Inc. [1]	620,343	34,118,865
Trimble, Inc. [2]	546,997	22,804,305
		56,923,170
IT Services - 2.2%
Euronet Worldwide, Inc. [2]	71,456	11,258,607
Gartner, Inc. [2]	96,574	14,882,054
Switch, Inc. Class A	1,586,506	23,512,019
		49,652,680
Semiconductors & Semiconductor Equipment - 1.5%
ON Semiconductor Corp. [2]	1,324,449	32,290,066
Software - 16.5%
2U, Inc. [1,2]	1,078,107	25,863,787
Cerence, Inc. [2]	173,172	3,918,882
ChannelAdvisor Corp. [2]	677,299	6,122,783
	Shares	Value
Cornerstone OnDemand, Inc. [2]	394,090	$ 23,073,969
FireEye, Inc. [2]	1,354,524	22,390,282
j2 Global, Inc. [1]	574,886	53,872,567
LogMeIn, Inc.	958,692	82,198,252
New Relic, Inc. [2]	273,061	17,942,838
Nuance Communications, Inc. [2]	1,385,381	24,701,343
Pluralsight, Inc. Class A [2]	806,731	13,883,841
Proofpoint, Inc. [2]	119,888	13,760,745
RealPage, Inc. [1,2]	165,448	8,892,830
SolarWinds Corp. [1,2]	2,139,989	39,696,796
SS&C Technologies Holdings, Inc.	552,504	33,923,746
		370,242,661
Total Information Technology		509,108,577
Materials - 0.8%
Containers & Packaging - 0.8%
Graphic Packaging Holding Co.	1,109,516	18,473,441
Total Materials		18,473,441
Total Common Stocks - 91.1% (Cost $1,771,607,485)		2,043,590,582
Warrants - 0.0%
Health Care - 0.0%
Health Care Equipment & Supplies - 0.0%
Endologix, Inc., Strike Price $6.61, Expires 4/3/29 Acquisition Date: 4/1/19, Cost $5,061,271 [2,3]	765,699	1,202,147
Total Health Care		1,202,147
Total Warrants - 0.0% (Cost $5,061,271)		1,202,147
Preferred Stocks - 1.4%
Communication Services - 0.2%
Interactive Media & Services - 0.2%
Vroom, Inc. Series H Acquisition Date: 11/21/19, Cost $5,499,794 [2,3,4]	202,250	5,499,794
Total Communication Services		5,499,794
Health Care - 0.3%
Biotechnology - 0.3%
Forte Biosciences, Inc. Acquisition Date: 12/31/18, Cost $4,000,000 [2,3,4]	5,571,807	4,401,728

The accompanying notes are an integral part of the financial statements.

Meridian Funds	28	www.meridianfund.com

Meridian Growth Fund
Schedule of Investments (continued)
December 31, 2019 (Unaudited)
	Shares	Value
Precision BioSciences, Inc. Acquisition Date: 5/25/18-3/1/19, Cost $1,337,750 [2,3]	116,306	$ 1,615,490
Total Health Care		6,017,218
Information Technology - 0.9%
Communications Equipment - 0.3%
Starry, Inc. (Series C Shares) Acquisition Date: 5/14/18, Cost $4,220,000 [2,3,4]	4,577,007	5,172,018
Starry, Inc. (Series D Shares) Acquisition Date: 3/6/19, Cost $1,835,000 [2,3,4]	1,283,217	1,835,000
		7,007,018
Software - 0.6%
DraftKings, Inc. Acquisition Date: 8/17/18, Cost $7,018,564 [2,3,4]	2,752,853	8,286,088
Sumo Logic, Inc. Series G Acquisition Date: 5/1/19, Cost $3,999,997 [2,3,4]	363,131	3,999,997
		12,286,085
Total Information Technology		19,293,103
Total Preferred Stocks - 1.4% (Cost $27,911,107)		30,810,115
	Shares/ Principal Amount
Short-Term Investments - 1.6%[5]
Money Market Funds - 0.3%
BlackRock Liquidity Funds, FedFund, Institutional Class, 1.52%	928,000	928,000
Fidelity Investments Money Market Government Portfolio, Institutional Class, 1.53%	1,190,000	1,190,000
Goldman Sachs Financial Square Government Fund, Institutional Class, 1.50%	928,000	928,000
Invesco Short Term Investments, Government & Agency Portfolio, Institutional Class, 1.51%	1,310,000	1,310,000
	Shares/ Principal Amount	Value
JPMorgan U.S. Government Money Market Fund, Institutional Class, 1.48%	1,468,000	$ 1,468,000
Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.51%	928,000	928,000
Total Money Market Funds		6,752,000
Repurchase Agreements - 1.3%
Bank of America Securities Inc., dated 12/31/19, due 1/2/20, 1.57% total to be received $8,292,455 (collateralized by various U.S. Government Sponsored Agency, 3.00% - 4.52%, 4/1/24 - 9/1/49, totaling $8,457,567)	$ 8,291,732	8,291,732
Citigroup Global Markets, Inc., dated 12/31/19, due 1/2/20, 1.57% total to be received $8,292,455 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 9.00%, 2/13/20 - 9/20/69, totaling $8,457,567)	8,291,732	8,291,732
Daiwa Capital Markets America, Inc., dated 12/31/19, due 1/2/20, 1.58% total to be received $8,292,460 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 6.03%, 1/14/20 - 12/20/49, totaling $8,457,567)	8,291,732	8,291,732

The accompanying notes are an integral part of the financial statements.

Meridian Funds	29	www.meridianfund.com

Meridian Growth Fund
Schedule of Investments (continued)
December 31, 2019 (Unaudited)
	Shares/ Principal Amount	Value
HSBC Securities, Inc., dated 12/31/19, due 1/2/20, 1.55% total to be received $3,996,842 (collateralized by various U.S. Treasury Obligations, 0.00% - 2.63%, 1/9/20 - 5/15/47, totaling $4,076,428)	$ 3,996,498	$ 3,996,498
Total Repurchase Agreements		28,871,694
Total Short-Term Investments - 1.6% (Cost $35,623,694)		35,623,694
Total Investments - 94.1% (Cost $1,840,203,557)		2,111,226,538
Cash and Other Assets, Less Liabilities - 5.9%		131,477,425
Net Assets - 100.0%		$2,242,703,963
ADR—American Depositary Receipt
Plc—Public Limited Company
[1]	All or portion of this security is on loan at December 31, 2019. Total value of such securities at period-end amounts to $486,355,348 and represents 21.69% of net assets.
[2]	Non-income producing securities.
[3]	Restricted security; cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules. Acquisition date represents the date on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities at period-end amounts to $32,012,262 and represents 1.43% of net assets.
[4]	Security is valued using significant unobservable inputs in good faith in accordance with procedures approved by the Board of Directors.
[5]	Collateral received from brokers for securities lending was invested in short-term investments.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	30	www.meridianfund.com

Meridian Contrarian Fund
Schedule of Investments
December 31, 2019 (Unaudited)
	Shares	Value
Common Stocks - 92.5%
Communication Services - 0.8%
Interactive Media & Services - 0.8%
Eventbrite, Inc. Class A [1]	241,000	$ 4,860,970
Total Communication Services		4,860,970
Consumer Discretionary - 13.0%
Auto Components - 1.0%
Lear Corp.	43,000	5,899,600
Hotels, Restaurants & Leisure - 5.0%
Brinker International, Inc.	213,000	8,946,000
Penn National Gaming, Inc. [1,2]	497,000	12,703,320
Playa Hotels & Resorts, N.V. [1]	434,000	3,645,600
PlayAGS, Inc. [1]	334,000	4,051,420
		29,346,340
Leisure Products - 2.0%
Polaris, Inc.	119,000	12,102,300
Specialty Retail - 1.4%
Designer Brands, Inc. Class A [2]	526,000	8,279,240
Textiles, Apparel & Luxury Goods - 3.6%
Hanesbrands, Inc. [2]	610,000	9,058,500
Skechers U.S.A., Inc. Class A [1]	288,000	12,438,720
		21,497,220
Total Consumer Discretionary		77,124,700
Consumer Staples - 4.3%
Food Products - 4.3%
Nomad Foods Ltd. (United Kingdom) [1]	429,000	9,596,730
TreeHouse Foods, Inc. [1,2]	329,000	15,956,500
Total Consumer Staples		25,553,230
Energy - 3.1%
Energy Equipment & Services - 1.3%
Liberty Oilfield Services, Inc. Class A [2]	413,000	4,592,560
Nine Energy Service, Inc. [1,2]	367,952	2,877,385
		7,469,945
Oil, Gas & Consumable Fuels - 1.8%
California Resources Corp. [1,2]	362,571	3,274,016
EOG Resources, Inc.	92,000	7,705,920
		10,979,936
Total Energy		18,449,881
Financials - 17.3%
Banks - 6.1%
Bank of Hawaii Corp. [2]	86,968	8,275,875
Citizens Financial Group, Inc.	381,409	15,489,019
Signature Bank	44,000	6,010,840
	Shares	Value
Umpqua Holdings Corp.	354,000	$ 6,265,800
		36,041,534
Capital Markets - 6.7%
Credit Suisse Group AG ADR (Switzerland)	741,000	9,966,450
Pivotal Acquisition Corp. Class A [1]	6,000	61,020
Pivotal Investment Corp. II [1,2]	300,000	3,060,000
SEI Investments Co.	251,000	16,435,480
State Street Corp.	133,000	10,520,300
		40,043,250
Insurance - 4.5%
American International Group, Inc.	241,000	12,370,530
Assurant, Inc.	83,000	10,879,640
CNO Financial Group, Inc.	190,000	3,444,700
		26,694,870
Total Financials		102,779,654
Health Care - 7.3%
Biotechnology - 5.5%
Albireo Pharma, Inc. [1]	85,750	2,179,765
Deciphera Pharmaceuticals, Inc. [1]	129,000	8,028,960
Heron Therapeutics, Inc. [1,2]	337,790	7,938,065
Immunomedics, Inc. [1,2]	445,000	9,416,200
Orchard Therapeutics Plc ADR (United Kingdom) [1]	120,000	1,650,000
Precision BioSciences, Inc. [1,2]	229,151	3,182,908
		32,395,898
Health Care Equipment & Supplies - 1.0%
Merit Medical Systems, Inc. [1]	193,810	6,050,748
Life Sciences Tools & Services - 0.6%
Accelerate Diagnostics, Inc. [1,2]	200,000	3,380,000
Pharmaceuticals - 0.2%
WaVe Life Sciences Ltd. [1,2]	160,000	1,282,400
Total Health Care		43,109,046
Industrials - 10.7%
Building Products - 1.8%
Advanced Drainage Systems, Inc.	267,000	10,370,280
Commercial Services & Supplies - 3.9%
ABM Industries, Inc. [2]	231,059	8,713,235
Covanta Holding Corp.	604,020	8,963,656
Stericycle , Inc. [1,2]	87,000	5,551,470
		23,228,361
Industrial Conglomerates - 2.0%
Carlisle Cos., Inc.	72,000	11,652,480
The accompanying notes are an integral part of the financial statements.

Meridian Funds	31	www.meridianfund.com

Meridian Contrarian Fund
Schedule of Investments (continued)
December 31, 2019 (Unaudited)
	Shares	Value
Machinery - 1.0%
Hillenbrand, Inc.	180,000	$ 5,995,800
Marine - 2.0%
Matson, Inc.	296,886	12,112,949
Total Industrials		63,359,870
Information Technology - 19.3%
Electronic Equipment, Instruments & Components - 1.2%
Trimble, Inc. [1]	173,156	7,218,874
IT Services - 3.1%
CACI International, Inc. Class A [1]	40,800	10,199,592
Switch, Inc. Class A	545,656	8,086,622
		18,286,214
Semiconductors & Semiconductor Equipment - 4.4%
Advanced Micro Devices, Inc. [1,2]	290,000	13,299,400
Ambarella, Inc. [1]	70,000	4,239,200
Micron Technology, Inc. [1]	65,000	3,495,700
NVIDIA Corp.	21,000	4,941,300
		25,975,600
Software - 10.6%
Benefitfocus, Inc. [1,2]	116,335	2,552,390
Cerence, Inc. [1]	359,250	8,129,827
FireEye, Inc. [1,2]	683,000	11,289,990
LogMeIn, Inc.	104,000	8,916,960
Nuance Communications, Inc. [1]	878,000	15,654,740
Verint Systems, Inc. [1]	228,000	12,622,080
Zuora, Inc. Class A [1,2]	263,000	3,768,790
		62,934,777
Total Information Technology		114,415,465
Materials - 6.2%
Chemicals - 1.6%
American Vanguard Corp. [2]	161,000	3,134,670
Huntsman Corp.	257,000	6,209,120
		9,343,790
Containers & Packaging - 2.5%
Graphic Packaging Holding Co.	900,000	14,985,000
Metals & Mining - 2.1%
Newmont Goldcorp Corp.	281,000	12,209,450
Total Materials		36,538,240
Real Estate - 6.2%
Equity Real Estate Investment Trusts (REITS) - 3.4%
VICI Properties, Inc. [2]	795,493	20,324,846
Real Estate Management & Development - 2.8%
Kennedy-Wilson Holdings, Inc. [2]	748,000	16,680,400
Total Real Estate		37,005,246
	Shares	Value
Utilities - 4.3%
Electric Utilities - 1.5%
Avangrid, Inc.	173,282	$ 8,865,107
Independent Power & Renewable Electricity Producers - 2.8%
TerraForm Power, Inc. Class A	1,103,000	16,975,170
Total Utilities		25,840,277
Total Common Stocks - 92.5% (Cost $434,938,822)		549,036,579
Warrants - 0.0%
Financials - 0.0%
Capital Markets - 0.0%
Pivotal Acquisition Corp., Strike Price $11.50, Expires 12/1/25 [1]	450,000	270,000
Total Financials		270,000
Total Warrants - 0.0% (Cost $250,695)		270,000
	Shares/ Principal Amount
Short-Term Investments - 3.2%[3]
Money Market Funds - 0.5%
BlackRock Liquidity Funds, FedFund, Institutional Class, 1.52%	360,000	360,000
Fidelity Investments Money Market Government Portfolio, Institutional Class, 1.53%	560,000	560,000
Goldman Sachs Financial Square Government Fund, Institutional Class, 1.50%	360,000	360,000
Invesco Short Term Investments, Government & Agency Portfolio, Institutional Class, 1.51%	740,000	740,000
JPMorgan U.S. Government Money Market Fund, Institutional Class, 1.48%	360,000	360,000
Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.51%	360,000	360,000
Total Money Market Funds		2,740,000

The accompanying notes are an integral part of the financial statements.

Meridian Funds	32	www.meridianfund.com

Meridian Contrarian Fund
Schedule of Investments (continued)
December 31, 2019 (Unaudited)
	Shares/ Principal Amount	Value
Repurchase Agreements - 2.7%
Bank of America Securities Inc., dated 12/31/19, due 1/2/20, 1.57% total to be received $4,384,302 (collateralized by various U.S. Government Sponsored Agency, 3.00% - 4.52%, 4/1/24 - 9/1/49, totaling $4,471,598)	$ 4,383,920	$ 4,383,920
Citigroup Global Markets, Inc., dated 12/31/19, due 1/2/20, 1.57% total to be received $4,384,302 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 9.00%, 2/13/20 - 9/20/69, totaling $4,471,598)	4,383,920	4,383,920
Daiwa Capital Markets America, Inc., dated 12/31/19, due 1/2/20, 1.55% total to be received $2,943,241 (collateralized by various U.S. Treasury Obligations, 0.00% - 5.25%, 1/14/20 - 2/15/49, totaling $3,001,849)	2,942,988	2,942,988
	Shares/ Principal Amount	Value
RBC Dominion Securities Inc., dated 12/31/19, due 1/2/20, 1.57% total to be received $4,384,302 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 6.50%, 6/30/21 - 12/1/49, totaling $4,471,599)	$ 4,383,920	$ 4,383,920
Total Repurchase Agreements		16,094,748
Total Short-Term Investments - 3.2% (Cost $18,834,748)		18,834,748
Total Investments - 95.7% (Cost $454,024,265)		568,141,327
Cash and Other Assets, Less Liabilities - 4.3%		25,617,684
Net Assets - 100.0%		$593,759,011

ADR—American Depositary Receipt
N.V.—Naamloze Vennootschap is the Dutch term for limited liability company
Plc—Public Limited Company
[1]	Non-income producing securities.
[2]	All or portion of this security is on loan at December 31, 2019. Total value of such securities at period-end amounts to $113,190,820 and represents 19.06% of net assets.
[3]	Collateral received from brokers for securities lending was invested in short-term investments.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	33	www.meridianfund.com

Meridian Enhanced Equity Fund
Schedule of Investments
December 31, 2019 (Unaudited)
	Shares	Value
Common Stocks - 113.8%
Communication Services - 38.0%
Diversified Telecommunication Services - 2.8%
GCI Liberty, Inc. Class A [1]	26,203	$ 1,856,483
Entertainment - 15.0%
Activision Blizzard, Inc. [2]	66,973	3,979,536
Take-Two Interactive Software, Inc. [1,2]	13,494	1,652,070
Walt Disney Co. (The)	12,374	1,789,652
World Wrestling Entertainment, Inc. Class A [3]	38,500	2,497,495
		9,918,753
Interactive Media & Services - 14.3%
IAC/InterActiveCorp [1]	3,141	782,454
Pinterest, Inc. Class A [1,2]	200,000	3,728,000
Snap, Inc. Class A [1,3]	300,000	4,899,000
		9,409,454
Media - 5.9%
Altice U.S.A., Inc. Class A [1]	29,670	811,178
Boston Omaha Corp. Class A [1]	17,433	366,790
Liberty Global Plc Class A (United Kingdom) [1,2]	120,000	2,728,800
		3,906,768
Total Communication Services		25,091,458
Consumer Discretionary - 12.6%
Internet & Direct Marketing Retail - 6.4%
Amazon.com, Inc. [1]	1,043	1,927,297
Chewy, Inc. Class A [1]	80,000	2,320,000
		4,247,297
Leisure Products - 0.6%
Clarus Corp.	31,956	433,323
Specialty Retail - 1.5%
Home Depot, Inc. (The)	4,467	975,504
Textiles, Apparel & Luxury Goods - 4.1%
Hanesbrands, Inc. [3]	100,000	1,485,000
NIKE, Inc. Class B	11,932	1,208,831
		2,693,831
Total Consumer Discretionary		8,349,955
Consumer Staples - 4.6%
Food & Staples Retailing - 1.9%
Costco Wholesale Corp.	4,338	1,275,025
Household Products - 2.7%
Energizer Holdings, Inc. [3]	35,000	1,757,700
Total Consumer Staples		3,032,725
	Shares	Value
Energy - 1.2%
Oil, Gas & Consumable Fuels - 1.2%
Cheniere Energy, Inc. [1]	5,741	$ 350,603
EOG Resources, Inc.	4,577	383,369
Marathon Petroleum Corp. [2]	1,200	72,300
Total Energy		806,272
Financials - 18.8%
Banks - 17.1%
Bank OZK [2]	100,000	3,050,500
Citigroup, Inc. [2]	50,000	3,994,500
Citizens Financial Group, Inc. [2]	30,000	1,218,300
U.S. Bancorp	29,039	1,721,723
Wells Fargo & Co. [2]	24,300	1,307,340
		11,292,363
Capital Markets - 1.7%
Intercontinental Exchange, Inc.	11,815	1,093,478
Total Financials		12,385,841
Health Care - 4.5%
Biotechnology - 1.8%
Alnylam Pharmaceuticals, Inc. [1,3]	3,825	440,525
Exact Sciences Corp. [1,3]	3,449	318,964
Heron Therapeutics, Inc. [1]	17,369	408,171
		1,167,660
Health Care Technology - 2.3%
Teladoc Health, Inc. [1,3]	17,840	1,493,565
Life Sciences Tools & Services - 0.4%
Accelerate Diagnostics, Inc. [1]	16,437	277,785
Total Health Care		2,939,010
Industrials - 3.6%
Marine - 1.8%
Matson, Inc. [2]	30,000	1,224,000
Professional Services - 1.8%
IHS Markit Ltd. (United Kingdom) [1]	15,648	1,179,077
Total Industrials		2,403,077
Information Technology - 22.8%
IT Services - 4.5%
PayPal Holdings, Inc. [1]	9,327	1,008,901
Switch, Inc. Class A	24,974	370,115
Visa, Inc. Class A [3]	8,402	1,578,736
		2,957,752
Semiconductors & Semiconductor Equipment - 2.5%
NVIDIA Corp.	7,108	1,672,512
Software - 12.6%
Cerence, Inc. [1]	26,584	601,596
LogMeIn, Inc. [2]	49,200	4,218,408
Microsoft Corp.	15,165	2,391,520
The accompanying notes are an integral part of the financial statements.

Meridian Funds	34	www.meridianfund.com

Meridian Enhanced Equity Fund
Schedule of Investments (continued)
December 31, 2019 (Unaudited)
	Shares	Value
salesforce.com, Inc. [1]	6,884	$ 1,119,614
		8,331,138
Technology Hardware, Storage & Peripherals - 3.2%
Apple, Inc.	7,093	2,082,860
Total Information Technology		15,044,262
Materials - 1.8%
Chemicals - 1.8%
Huntsman Corp. [2]	50,000	1,208,000
Total Materials		1,208,000
Real Estate - 4.0%
Equity Real Estate Investment Trusts (REITS) - 4.0%
American Tower Corp.	3,399	781,158
Equinix, Inc.	2,616	1,526,959
Seritage Growth Properties Class A [3]	8,609	345,049
Total Real Estate		2,653,166
Utilities - 1.9%
Independent Power & Renewable Electricity Producers - 1.9%
Vistra Energy Corp.	53,699	1,234,540
Total Utilities		1,234,540
Total Common Stocks - 113.8% (Cost $61,377,022)		75,148,306
	Shares/ Principal Amount
Short-Term Investments - 4.0%
Money Market Funds - 1.1%
General Government Securities, Class B, 0.60% [4] (Cost $741,291)	741,291	741,291
Repurchase Agreements - 2.9%[5]
Bank of America Securities Inc., dated 12/31/19, due 1/2/20, 1.57% total to be received $441,532 (collateralized by various U.S. Government Sponsored Agency, 3.00% - 4.52%, 4/1/24 - 9/1/49, totaling $450,323)	$ 441,493	441,493
	Shares/ Principal Amount	Value
BNP Paribas S.A., dated 12/31/19, due 1/2/20, 1.57% total to be received $441,532 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 7.00%, 2/29/20 - 12/1/49, totaling $450,323)	$ 441,493	$ 441,493
Citigroup Global Markets, Inc., dated 12/31/19, due 1/2/20, 1.57% total to be received $441,532 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 9.00%, 2/13/20 - 9/20/69, totaling $450,323)	441,493	441,493
HSBC Securities, Inc., dated 12/31/19, due 1/2/20, 1.57% total to be received $441,532 (collateralized by various U.S. Government Sponsored Agency, 3.00% - 4.00%, 7/20/47 - 6/20/48, totaling $450,323)	441,493	441,493
Mizuho Financial Group, Inc., dated 12/31/19, due 1/2/20, 1.55% total to be received $130,813 (collateralized by various U.S. Treasury Obligations, 0.00% - 1.63%, 5/14/20 - 11/30/26, totaling $133,418)	130,802	130,802
Total Repurchase Agreements		1,896,774
Total Short-Term Investments - 4.0% (Cost $2,638,065)		2,638,065
Total Investments - 117.8% (Cost $64,015,087)		77,786,371
Liabilities in Excess of Other Assets - (17.8)%		(11,751,080)
Net Assets - 100.0%		$66,035,291

The accompanying notes are an integral part of the financial statements.

Meridian Funds	35	www.meridianfund.com

Meridian Enhanced Equity Fund
Schedule of Investments (continued)
December 31, 2019 (Unaudited)
Value
Call Options Written - (19.5)%
Total Call Options Written - (19.5)% (Premium received $(9,869,586))	$(12,874,135)
Plc—Public Limited Company
[1]	Non-income producing securities.
[2]	Securities, or a portion thereof, were pledged as collateral for written options by the fund.
[3]	All or portion of this security is on loan at December 31, 2019. Total value of such securities at period-end amounts to $11,701,702 and represents 17.72% of net assets.
[4]	Security is held at broker.
[5]	Collateral received from brokers for securities lending was invested in short-term investments.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	36	www.meridianfund.com

Meridian Enhanced Equity Fund
Schedule of Investments (continued)
December 31, 2019 (Unaudited)
Exchange-Traded Options Written
Description	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Premium Received	Value
Call
Activision Blizzard, Inc.	42.50	1/17/20	100	$ 594,200	$ (119,765)	$ (172,000)
Liberty Global Plc Class A (United Kingdom)	22.50	1/17/20	300	682,200	(160,261)	(22,500)
Snap, Inc. Class A	10.00	1/17/20	1,000	1,633,000	(609,203)	(632,000)
Take-Two Interactive Software, Inc.	80.00	1/17/20	100	1,224,300	(237,276)	(437,000)
Activision Blizzard, Inc.	42.50	2/21/20	350	2,079,700	(458,216)	(607,250)
Bank OZK	22.50	2/21/20	1,000	3,050,500	(499,205)	(860,000)
LogMeIn, Inc.	55.00	3/20/20	230	1,972,020	(319,622)	(726,800)
Matson, Inc.	30.00	3/20/20	300	1,224,000	(254,080)	(435,000)
Citizens Financial Group, Inc.	30.00	4/17/20	300	1,218,300	(158,761)	(342,000)
Energizer Holdings, Inc.	40.00	4/17/20	350	1,757,700	(393,467)	(388,500)
Liberty Global Plc Class A (United Kingdom)	22.50	4/17/20	300	682,200	(173,761)	(61,500)
World Wrestling Entertainment, Inc. Class A	40.00	4/17/20	385	2,497,495	(619,535)	(1,008,700)
Pinterest, Inc. Class A	13.00	5/15/20	1,200	2,236,800	(971,039)	(768,000)
Activision Blizzard, Inc.	42.50	6/19/20	99	588,258	(132,794)	(177,210)
Citigroup, Inc.	52.50	6/19/20	400	3,195,600	(542,655)	(1,140,000)
Marathon Petroleum Corp.	37.50	6/19/20	12	72,300	(16,723)	(28,980)
Chewy, Inc. Class A	20.00	7/17/20	800	2,320,000	(687,358)	(824,000)
Snap, Inc. Class A	10.00	7/17/20	2,000	3,266,000	(938,412)	(1,310,000)
Liberty Global Plc Class A (United Kingdom)	22.50	12/18/20	300	682,200	(217,539)	(117,000)
Liberty Global Plc Class A (United Kingdom)	25.00	12/18/20	300	682,200	(173,847)	(81,000)
LogMeIn, Inc.	65.00	12/18/20	262	2,246,388	(357,445)	(586,880)
Citigroup, Inc.	52.50	1/15/21	100	798,900	(147,392)	(290,000)
Hanesbrands, Inc.	10.00	1/15/21	1,000	1,485,000	(419,207)	(530,000)
Huntsman Corp.	15.00	1/15/21	500	1,208,000	(319,601)	(510,000)
Pinterest, Inc. Class A	13.00	1/15/21	800	1,491,200	(743,357)	(573,600)
Wells Fargo & Co.	45.00	1/15/21	243	1,307,340	(199,065)	(244,215)
				Total	$(9,869,586)	$(12,874,135)
The accompanying notes are an integral part of the financial statements.

Meridian Funds	37	www.meridianfund.com

Meridian Small Cap Growth Fund
Schedule of Investments
December 31, 2019 (Unaudited)
	Shares	Value
Common Stocks - 86.2%
Communication Services - 3.6%
Entertainment - 1.8%
Cinemark Holdings, Inc. [1]	915,076	$ 30,975,322
Interactive Media & Services - 0.6%
Eventbrite, Inc. Class A [1,2]	526,281	10,615,088
Media - 1.2%
National CineMedia, Inc. [1]	1,276,220	9,303,644
TechTarget, Inc. [2]	457,442	11,939,236
		21,242,880
Total Communication Services		62,833,290
Consumer Discretionary - 14.9%
Auto Components - 1.0%
Cooper-Standard Holdings, Inc. [2]	315,619	10,465,926
Fox Factory Holding Corp. [2]	107,080	7,449,555
		17,915,481
Diversified Consumer Services - 1.0%
Grand Canyon Education, Inc. [2]	179,924	17,234,920
Hotels, Restaurants & Leisure - 2.9%
Accel Entertainment, Inc. [2]	851,988	10,649,850
Chuy's Holdings, Inc. [1,2]	458,040	11,872,397
Playa Hotels & Resorts, N.V. [2]	954,763	8,020,009
PlayAGS, Inc. [2]	1,654,707	20,071,596
		50,613,852
Internet & Direct Marketing Retail - 1.1%
Shutterstock, Inc. [1,2]	456,949	19,593,973
Leisure Products - 1.3%
Clarus Corp.	1,009,418	13,687,708
Malibu Boats, Inc. Class A [2]	194,083	7,947,699
		21,635,407
Specialty Retail - 2.5%
Sally Beauty Holdings, Inc. [1,2]	2,338,763	42,682,425
Textiles, Apparel & Luxury Goods - 5.1%
Carter's, Inc. [1]	228,340	24,966,696
Skechers U.S.A., Inc. Class A [2]	1,171,257	50,586,590
Wolverine World Wide, Inc. [1]	398,099	13,431,860
		88,985,146
Total Consumer Discretionary		258,661,204
Consumer Staples - 0.6%
Food & Staples Retailing - 0.6%
BJ's Wholesale Club Holdings, Inc. [1,2]	453,224	10,306,314
Total Consumer Staples		10,306,314
	Shares	Value
Energy - 0.6%
Energy Equipment & Services - 0.3%
NCS Multistage Holdings, Inc. [1,2]	1,357,807	$ 2,851,395
RigNet, Inc. [2]	361,934	2,388,764
		5,240,159
Oil, Gas & Consumable Fuels - 0.3%
Evolution Petroleum Corp.	801,561	4,384,539
Total Energy		9,624,698
Financials - 2.4%
Capital Markets - 2.4%
GS Acquisition Holdings Corp. [2]	1,850,539	21,836,360
PennantPark Investment Corp.	1,447,282	9,450,752
WisdomTree Investments, Inc.	2,312,149	11,190,801
Total Financials		42,477,913
Health Care - 21.4%
Biotechnology - 9.7%
Albireo Pharma, Inc. [1,2]	402,424	10,229,618
Argenx SE ADR (Netherlands) [2]	73,977	11,874,788
CareDx, Inc. [1,2]	355,765	7,673,851
Centrexion Therapeutics Corp. (Dividend Shares) Acquisition Date: 3/14/19, Cost $0 [2,3,4]	17,318	220,285
DBV Technologies SA ADR (France) [1,2]	690,735	7,390,865
Deciphera Pharmaceuticals, Inc. [2]	176,873	11,008,576
Heron Therapeutics, Inc. [1,2]	560,789	13,178,541
Immunomedics, Inc. [1,2]	626,179	13,249,948
Kiniksa Pharmaceuticals Ltd. Class A [2]	764,358	8,453,799
Kodiak Sciences, Inc. [1,2]	258,133	18,572,669
NextCure, Inc. [2]	222,984	12,560,689
Orchard Therapeutics Plc ADR (United Kingdom) [2]	511,584	7,034,280
Precision BioSciences, Inc. [1,2]	261,797	3,636,360
SpringWorks Therapeutics, Inc. [1,2]	230,079	8,855,741
Talis Biomedical Corp. Acquisition Date: 10/6/17, Cost $4,000,000 [2,3,4]	1,462,202	4,006,433
TCR2 Therapeutics, Inc. [1,2]	508,305	7,258,595
Viela Bio, Inc. [1,2]	176,225	4,784,509
Viking Therapeutics, Inc. [1,2]	1,386,734	11,121,607
The accompanying notes are an integral part of the financial statements.

Meridian Funds	38	www.meridianfund.com

Meridian Small Cap Growth Fund
Schedule of Investments (continued)
December 31, 2019 (Unaudited)
	Shares	Value
Xencor, Inc. [1,2]	228,079	$ 7,843,637
		168,954,791
Health Care Equipment & Supplies - 4.5%
Axogen, Inc. [2]	827,931	14,811,686
CryoLife, Inc. [2]	544,854	14,760,095
Endologix, Inc. [1,2]	146,581	231,598
Merit Medical Systems, Inc. [2]	730,601	22,809,363
Nevro Corp. [2]	95,122	11,180,640
Quidel Corp. [1,2]	180,941	13,576,003
		77,369,385
Health Care Providers & Services - 1.3%
BioTelemetry, Inc. [1,2]	488,252	22,606,067
Health Care Technology - 0.8%
Vocera Communications, Inc. [1,2]	683,797	14,195,626
Life Sciences Tools & Services - 2.5%
10X Genomics, Inc. Class A [1,2]	42,978	3,277,073
Accelerate Diagnostics, Inc. [1,2]	455,047	7,690,294
Pacific Biosciences of California, Inc. [2]	2,098,993	10,788,824
Syneos Health, Inc. [1,2]	356,043	21,175,657
		42,931,848
Pharmaceuticals - 2.6%
Arvinas, Inc. [2]	172,041	7,069,165
Liquidia Technologies, Inc. [1,2]	936,724	4,004,495
Prestige Consumer Healthcare, Inc. [1,2]	292,876	11,861,478
Revance Therapeutics, Inc. [1,2]	721,441	11,708,987
WaVe Life Sciences Ltd. [1,2]	427,197	3,423,984
Xeris Pharmaceuticals, Inc. [1,2]	1,050,290	7,404,545
		45,472,654
Total Health Care		371,530,371
Industrials - 27.5%
Air Freight & Logistics - 1.6%
Echo Global Logistics, Inc. [2]	742,892	15,377,865
Forward Air Corp.	183,192	12,814,280
		28,192,145
Commercial Services & Supplies - 11.0%
ABM Industries, Inc. [1]	776,743	29,290,979
Cimpress Plc (Ireland) [1,2]	181,658	22,847,127
Clean Harbors, Inc. [2]	482,398	41,365,628
Heritage-Crystal Clean, Inc. [2]	1,602,969	50,285,137
Hudson Technologies, Inc. [1,2]	2,357,585	2,304,539
Ritchie Bros. Auctioneers, Inc. (Canada)	615,458	26,433,921
SP Plus Corp. [2]	429,885	18,240,021
		190,767,352
	Shares	Value
Construction & Engineering - 0.4%
Construction Partners, Inc. Class A [1,2]	409,062	$ 6,900,876
Machinery - 4.5%
Graham Corp.	413,502	9,047,424
John Bean Technologies Corp. [1]	213,802	24,086,933
Kennametal, Inc.	231,460	8,538,559
Proto Labs, Inc. [2]	94,700	9,616,785
Tennant Co. [1]	351,653	27,400,802
		78,690,503
Marine - 2.5%
Kirby Corp. [2]	253,088	22,658,969
Matson, Inc.	518,004	21,134,563
		43,793,532
Professional Services - 5.8%
Forrester Research, Inc.	405,529	16,910,559
InnerWorkings, Inc. [2]	4,101,440	22,598,934
TriNet Group, Inc. [2]	641,078	36,291,426
TrueBlue, Inc. [2]	1,010,899	24,322,230
		100,123,149
Road & Rail - 1.1%
Heartland Express, Inc.	881,670	18,559,154
Trading Companies & Distributors - 0.6%
MSC Industrial Direct Co., Inc. Class A [1]	137,144	10,761,690
Total Industrials		477,788,401
Information Technology - 13.2%
Electronic Equipment & Instruments - 0.6%
CTS Corp.	370,391	11,115,434
Software - 12.6%
2U, Inc. [1,2]	715,528	17,165,517
Actua Corp.	1,117,791	469,472
American Software, Inc. Class A	719,386	10,704,464
Asure Software, Inc. [1,2]	754,674	6,173,233
Benefitfocus, Inc. [1,2]	1,102,647	24,192,075
Cerence, Inc. [2]	407,115	9,213,012
ChannelAdvisor Corp. [2]	632,085	5,714,048
Cornerstone OnDemand, Inc. [2]	239,878	14,044,857
Domo, Inc. Class B [1,2]	736,494	15,996,650
Everbridge, Inc. [1,2]	72,605	5,668,998
LogMeIn, Inc.	718,597	61,612,507
Model N, Inc. [2]	299,371	10,498,941
Ping Identity Holding Corp. [1,2]	236,538	5,747,873
Pluralsight, Inc. Class A [1,2]	624,207	10,742,603
QAD, Inc. Class A	231,304	11,780,313

The accompanying notes are an integral part of the financial statements.

Meridian Funds	39	www.meridianfund.com

Meridian Small Cap Growth Fund
Schedule of Investments (continued)
December 31, 2019 (Unaudited)
	Shares	Value
Tufin Software Technologies, Ltd. (Israel) [2]	513,725	$ 9,036,423
		218,760,986
Total Information Technology		229,876,420
Materials - 1.5%
Containers & Packaging - 1.5%
Ranpak Holdings Corp. [1,2]	3,121,456	25,439,866
Total Materials		25,439,866
Real Estate - 0.5%
Equity Real Estate Investment Trusts (REITS) - 0.5%
Jernigan Capital, Inc. [1]	463,317	8,867,887
Total Real Estate		8,867,887
Total Common Stocks - 86.2% (Cost $1,323,444,196)		1,497,406,364
Warrants - 0.1%
Health Care - 0.1%
Health Care Equipment & Supplies - 0.1%
Endologix, Inc., Strike Price $6.61, Expires 4/3/29 Acquisition Date: 4/1/19, Cost $4,638,865 [2,4]	701,795	1,101,818
Total Health Care		1,101,818
Materials - 0.0%
Containers & Packaging - 0.0%
Ranpak Holdings Corp., Strike Price $11.50, Expires 6/3/24 [2]	731,678	834,113
Total Materials		834,113
Total Warrants - 0.1% (Cost $5,563,817)		1,935,931
Preferred Stocks - 3.9%
Consumer Discretionary - 0.2%
Internet & Direct Marketing Retail - 0.2%
Evolve Vacation Rental Network, Inc. Acquisition Date: 6/15/18, Cost $3,999,999 [2,3,4]	470,013	4,469,824
Total Consumer Discretionary		4,469,824
Health Care - 2.9%
Biotechnology - 2.0%
4D Molecular Therapeutics, Inc. Acquisition Date: 8/27/18, Cost $3,999,999 [2,3,4]	229,095	4,531,499
	Shares	Value
Centrexion Therapeutics Corp. Acquisition Date: 12/18/17, Cost $2,995,007 [2,3,4]	1,663,893	$ 3,693,842
Forte Biosciences, Inc. Acquisition Date: 11/27/18, Cost $4,000,000 [2,3,4]	5,571,807	4,401,728
Inhibrx, Inc. Acquisition Date: 10/1/18, Cost $3,999,994 [2,3,4]	573,065	5,077,356
Lyra Therapeutics, Inc. Acquisition Date: 7/30/18, Cost $4,000,000 [2,3,4]	13,333,334	4,666,667
Metacrine, Inc. Acquisition Date: 6/5/18, Cost $2,785,002 [2,3,4]	1,313,680	2,811,275
NexImmune, Inc. (Series A Shares) Acquisition Date: 12/28/17, Cost $3,000,000 [2,3,4]	10,166,045	3,581,498
NexImmune, Inc. (Series A-2 Shares) Acquisition Date: 1/25/19, Cost $1,000,000 [2,3,4]	2,838,489	1,000,000
NexImmune, Inc. (Series A-3 Shares) Acquisition Date: 12/12/19, Cost $1,750,000 [2,3,4]	4,967,357	1,750,000
Precision BioSciences, Inc. Acquisition Date: 5/25/18-3/1/19, Cost $1,212,741 [2,4]	105,370	1,463,589
Talis Biomedical Corp. (Series C-1 Shares) Acquisition Date: 11/27/19, Cost $1,201,930 [2,3,4]	4,386,606	1,201,930
		34,179,384
Health Care Equipment & Supplies - 0.7%
Beta Bionics, Inc. Acquisition Date: 10/9/18, Cost $3,999,976 [2,3,4]	26,631	4,260,960
Pulmonx Corp. (Series G-1 Shares) Acquisition Date: 4/16/19, Cost $2,750,000 [2,3,4]	2,083,333	2,749,999

The accompanying notes are an integral part of the financial statements.

Meridian Funds	40	www.meridianfund.com

Meridian Small Cap Growth Fund
Schedule of Investments (continued)
December 31, 2019 (Unaudited)
	Shares	Value
Sonendo, Inc. (Series E Shares) Acquisition Date: 12/10/19, Cost $4,999,995 [2,3,4]	454,545	$ 4,999,995
		12,010,954
Pharmaceuticals - 0.2%
Oric Pharmaceuticals, Inc. (Series D Shares) Acquisition Date: 6/3/19, Cost $3,999,999 [2,3,4]	1,212,121	3,999,999
Total Health Care		50,190,337
Information Technology - 0.8%
Communications Equipment - 0.4%
Starry, Inc. (Series C Shares) Acquisition Date: 5/14/18, Cost $3,780,000 [2,3,4]	4,099,783	4,632,755
Starry, Inc. (Series D Shares) Acquisition Date: 3/6/19, Cost $1,665,000 [2,3,4]	1,164,336	1,665,000
		6,297,755
Software - 0.4%
DraftKings, Inc. Acquisition Date: 8/17/18, Cost $6,259,800 [2,3,4]	2,455,247	7,390,294
Total Information Technology		13,688,049
Total Preferred Stocks - 3.9% (Cost $61,399,441)		68,348,210
	Shares/ Principal Amount
Short-Term Investments - 3.5%[5]
Money Market Funds - 0.7%
BlackRock Liquidity Funds, FedFund, Institutional Class, 1.52%	1,398,000	1,398,000
Fidelity Investments Money Market Government Portfolio, Institutional Class, 1.53%	2,070,000	2,070,000
Goldman Sachs Financial Square Government Fund, Institutional Class, 1.50%	2,398,000	2,398,000
	Shares/ Principal Amount	Value
Invesco Short Term Investments, Government & Agency Portfolio, Institutional Class, 1.51%	1,970,000	$ 1,970,000
JPMorgan U.S. Government Money Market Fund, Institutional Class, 1.48%	2,428,000	2,428,000
Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.51%	2,358,000	2,358,000
Total Money Market Funds		12,622,000
Repurchase Agreements - 2.8%
Bank of America Securities Inc., dated 12/31/19, due 1/2/20, 1.57% total to be received $14,313,742 (collateralized by various U.S. Government Sponsored Agency, 3.00% - 4.52%, 4/1/24 - 9/1/49, totaling $14,598,744)	$ 14,312,494	14,312,494
Citigroup Global Markets, Inc., dated 12/31/19, due 1/2/20, 1.57% total to be received $14,313,742 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 9.00%, 2/13/20 - 9/20/69, totaling $14,598,744)	14,312,494	14,312,494

The accompanying notes are an integral part of the financial statements.

Meridian Funds	41	www.meridianfund.com

Meridian Small Cap Growth Fund
Schedule of Investments (continued)
December 31, 2019 (Unaudited)
	Shares/ Principal Amount	Value
Daiwa Capital Markets America, Inc., dated 12/31/19, due 1/2/20, 1.58% total to be received $14,313,750 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 6.03%, 1/14/20 - 12/20/49, totaling $14,598,744)	$ 14,312,494	$ 14,312,494
HSBC Securities, Inc., dated 12/31/19, due 1/2/20, 1.55% total to be received $5,931,821 (collateralized by various U.S. Treasury Obligations, 0.00% - 2.63%, 1/9/20 - 5/15/47, totaling $6,049,936)	5,931,310	5,931,310
Total Repurchase Agreements		48,868,792
Total Short-Term Investments - 3.5% (Cost $61,490,792)		61,490,792
Total Investments - 93.7% (Cost $1,451,898,246)		1,629,181,297
Cash and Other Assets, Less Liabilities - 6.3%		108,646,895
Net Assets - 100.0%		$1,737,828,192
The accompanying notes are an integral part of the financial statements.

Meridian Funds	42	www.meridianfund.com

Meridian Small Cap Growth Fund
Schedule of Investments (continued)
December 31, 2019 (Unaudited)
ADR—American Depositary Receipt
N.V.—Naamloze Vennootschap is the Dutch term for limited liability company
Plc—Public Limited Company
[1]	All or portion of this security is on loan at December 31, 2019. Total value of such securities at period-end amounts to
$321,396,353 and represents 18.49% of net assets. Securities loaned with a value of $6,401,654 are pending settlement as of December 31, 2019.
[2]	Non-income producing securities.
[3]	Security is valued using significant unobservable inputs in good faith in accordance with procedures approved by the Board of Directors.
[4]	Restricted security; cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules. Acquisition date represents the date on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities at period-end amounts to $73,676,746 and represents 4.24% of net assets.
[5]	Collateral received from brokers for securities lending was invested in short-term investments.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	43	www.meridianfund.com

Meridian Fund, Inc.
Statements of Assets and Liabilities
December 31, 2019 (Unaudited)	Meridian Growth Fund	Meridian Contrarian Fund	Meridian Enhanced Equity Fund	Meridian Small Cap Growth Fund
Assets
Investments, at value[1,2]	$2,082,354,844	$552,046,579	$75,889,597	$1,580,312,505
Repurchase agreements[3]	28,871,694	16,094,748	1,896,774	48,868,792
Cash	163,087,702	38,557,609	1,221,183	126,498,919
Cash pledged as collateral for options written	—	—	1,778,587	—
Receivables and other assets:
Fund shares purchased	1,118,487	11,669	79,822	33,683,308
Investments sold	406,988	11,329,853	—	—
Dividends	357,826	1,016,040	29,191	639,339
Securities lending interest	55,037	88,452	1,123	185,820
Prepaid expenses	78,893	35,526	29,944	60,622
Total Assets	2,276,331,471	619,180,476	80,926,221	1,790,249,305

Liabilities
Collateral held for securities on loan	28,871,694	18,834,748	1,896,774	48,868,792
Payables and other accrued expenses:
Options written at value[4]	—	—	12,874,135	—
Fund shares sold	2,453,333	121,885	58,625	1,238,956
Investments purchased	560,202	5,851,115	—	352,358
Investment management fees	1,420,197	494,409	46,579	1,431,979
Distribution and service plan fees	3,611	533	940	18,108
Professional fees	109,002	37,816	1,057	78,056
Directors' fees	5,938	1,708	156	4,471
Transfer agent fees	119,889	52,726	3,554	300,858
Other	83,642	26,525	9,110	127,535
Total Liabilities	33,627,508	25,421,465	14,890,930	52,421,113
Net Assets	$2,242,703,963	$593,759,011	$66,035,291	$1,737,828,192

Net Assets Consist of
Paid-in capital	$1,978,917,598	$467,859,896	$54,366,209	$1,525,476,468
Accumulated earnings	263,786,365	125,899,115	11,669,082	212,351,724
Net Assets	$2,242,703,963	$593,759,011	$66,035,291	$1,737,828,192
[1] Investments at cost	$1,811,331,863	$437,929,517	$62,118,313	$1,403,029,454

[2]	Including securities on loan valued at $486,355,348, $113,190,820, $11,701,702 and $321,396,353 respectively. See Note 4 in Notes to Financial Statements.
[3]	Repurchase agreements at cost $28,871,694, $16,094,748, $1,896,774 and $48,868,792, respectively.
[4]	Written options, premium received of $—, $—, $9,869,586, and $—, respectively.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	44	www.meridianfund.com

Meridian Fund, Inc.
Statements of Assets and Liabilities (continued)
December 31, 2019 (Unaudited)	Meridian Growth Fund	Meridian Contrarian Fund	Meridian Enhanced Equity Fund	Meridian Small Cap Growth Fund
Net Asset Value
Legacy Class
Net Assets	$1,303,448,337	$588,783,993	$53,012,900	$ 38,343,796
Shares outstanding[5]	33,614,945	16,642,676	3,647,909	2,385,127
Net Asset value per share (offering and redemption price)	$ 38.78	$ 35.38	$ 14.53	$ 16.08
Institutional Class
Net Assets	$ 530,509,991	$ —	$ —	$751,146,351
Shares outstanding[5]	13,687,565	—	—	46,525,110
Net Asset value per share (offering and redemption price)	$ 38.76	$ —	$ —	$ 16.14
Class A
Net Assets	$ 6,569,496	$ 2,317,132	$ 3,818,751	$ 42,608,854
Shares outstanding[5]	176,061	67,122	265,669	2,714,976
Net Asset value per share (offering and redemption price)	$ 37.31	$ 34.52	$ 14.37	$ 15.69
Class C
Net Assets	$ 2,688,200	$ 56,748	$ 31,208	$ 10,932,866
Shares outstanding[5]	73,619	1,676	2,199	718,967
Net Asset value per share (offering and redemption price)	$ 36.51	$ 33.87[6]	$ 14.19	$ 15.21
Investor Class
Net Assets	$ 399,487,939	$ 2,601,138	$ 9,172,432	$894,796,325
Shares outstanding[5]	10,417,598	74,113	631,929	55,884,523
Net Asset value per share (offering and redemption price)	$ 38.35	$ 35.10	$ 14.51	$ 16.01

[5]	500,000,000 shares authorized, $0.01 par value.
[6]	The NAV reported above represents the traded NAV at December 31, 2019 and does not recalculate due to rounding.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	45	www.meridianfund.com

Meridian Fund, Inc.
Statements of Operations
For the Six Months Ended December 31, 2019 (Unaudited)	Meridian Growth Fund	Meridian Contrarian Fund	Meridian Enhanced Equity Fund	Meridian Small Cap Growth Fund
Investment Income
Dividends	$ 7,635,235	$ 4,352,311	$ 320,923	$ 5,093,340
Foreign taxes withheld	(47,276)	(26,846)	—	(36,928)
Securities lending	336,282	533,682	4,729	1,378,348
Total investment income	7,924,241	4,859,147	325,652	6,434,760

Expenses
Investment management fees	8,062,919	2,903,535	274,639	8,090,621
Custodian fees	91,744	30,473	8,994	81,403
Distribution and service plan fees:
Class A	8,026	3,870	4,101	52,106
Class C	13,318	246	58	57,231
Directors' fees	96,732	26,819	3,005	74,123
Pricing fees	99,363	33,444	12,630	75,350
Audit and tax fees	7,671	14,403	19,286	21,776
Legal fees	21,257	6,202	655	16,975
Registration and filing fees	62,829	43,402	41,932	70,074
Shareholder communications fees	74,853	33,723	10,521	112,429
Transfer agent fees	382,110	164,447	15,805	1,002,331
Recoupment of investment advisory fees previously waived	—	—	—	4,114
Miscellaneous expenses	66,224	25,866	10,409	94,610
Total expense	8,987,046	3,286,430	402,035	9,753,143
Less waivers and/or reimbursements (Note 6)	—	—	(11)	—
Net expenses	8,987,046	3,286,430	402,024	9,753,143
Net investment income/(loss)	(1,062,805)	1,572,717	(76,372)	(3,318,383)

Realized and Unrealized Gain (Loss)
Net realized gain on investments	83,247,714	20,740,959	19,370,265	54,156,330
Net realized gain on written options	—	—	141,383	—
Net change in unrealized appreciation/(depreciation) on investments	59,573,554	13,188,664	(9,610,277)	72,552,120
Net change in unrealized depreciation on written options	—	—	(2,987,182)	—
Total realized and unrealized gain	142,821,268	33,929,623	6,914,189	126,708,450
Net increase in net assets resulting from operations	$141,758,463	$35,502,340	$ 6,837,817	$123,390,067
The accompanying notes are an integral part of the financial statements.

Meridian Funds	46	www.meridianfund.com

Meridian Fund, Inc.
Statements of Changes in Net Assets
	Meridian Growth Fund		Meridian Contrarian Fund
Changes in Net Assets From:	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
Operations
Net investment income/(loss)	$ (1,062,805)	$ (1,420,238)	$ 1,572,717	$ 3,192,594
Net realized gain on investments	83,247,714	178,309,707	20,740,959	59,538,828
Net change in unrealized appreciation/(depreciation) on investments	59,573,554	(133,034,315)	13,188,664	(67,602,620)
Net increase/(decrease) in net assets resulting from operations	141,758,463	43,855,154	35,502,340	(4,871,198)

Distributions to Shareholders:
Legacy Class	(110,593,486)	(164,331,563)	(43,704,937)	(112,946,890)
Institutional Class	(44,758,382)	(40,377,802)	—	—
Class A	(577,494)	(922,161)	(163,109)	(892,919)
Class C	(238,504)	(412,514)	(3,768)	(8,621)
Investor Class	(33,751,798)	(32,457,459)	(191,531)	(595,192)
Decrease in net assets from distributions	(189,919,664)	(238,501,499)	(44,063,345)	(114,443,622)

Fund Share Transactions
Net increase in net assets resulting from fund share transactions (Note 2)	243,832,503	407,500,280	1,316,578	37,244,387
Total increase/(decrease) in net assets	195,671,302	212,853,935	(7,244,427)	(82,070,433)

Net Assets
Beginning of Period	2,047,032,661	1,834,178,726	601,003,438	683,073,871
End of Period	$2,242,703,963	$2,047,032,661	$593,759,011	$ 601,003,438
The accompanying notes are an integral part of the financial statements.

Meridian Funds	47	www.meridianfund.com

Meridian Fund, Inc.
Statements of Changes in Net Assets (continued)
	Meridian Enhanced Equity Fund		Meridian Small Cap Growth Fund
Changes in Net Assets From:	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
Operations
Net investment loss	$ (76,372)	$ (493,245)	$ (3,318,383)	$ (8,550,357)
Net realized gain on investments, written options, and securities sold short	19,511,648	5,885,230	54,156,330	151,989,836
Net change in unrealized appreciation/(depreciation) on investments, written options, and securities sold short	(12,597,459)	(207,558)	72,552,120	(173,459,481)
Net increase/(decrease) in net assets resulting from operations	6,837,817	5,184,427	123,390,067	(30,020,002)

Distributions to Shareholders:
Legacy Class	(15,756,783)	(4,804,655)	(2,124,228)	(4,188,570)
Institutional Class	—	—	(39,244,104)	(74,906,420)
Class A	(1,153,362)	(283,193)	(2,391,246)	(5,728,570)
Class C	(17,678)	(129)	(626,473)	(2,049,385)
Investor Class	(3,170,995)	(77,060)	(49,182,015)	(85,089,881)
Decrease in net assets from distributions	(20,098,818)	(5,165,037)	(93,568,066)	(171,962,826)

Fund Share Transactions
Net increase in net assets resulting from fund share transactions (Note 2)	14,774,052	1,080,397	34,639,642	117,682,288
Total increase/(decrease) in net assets	1,513,051	1,099,787	64,461,643	(84,300,540)

Net Assets
Beginning of Period	64,522,240	63,422,453	1,673,366,549	1,757,667,089
End of Period	$ 66,035,291	$64,522,240	$1,737,828,192	$1,673,366,549
The accompanying notes are an integral part of the financial statements.

Meridian Funds	48	www.meridianfund.com

Meridian Growth Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Legacy Class	2019 (Unaudited)	2019	2018	2017	2016	2015
Per Share Operating Performance
Net asset value, beginning of period	$ 39.69	$ 45.05	$ 40.15	$ 32.70	$ 37.80	$ 37.86
Income (loss) from investment operations
Net investment loss[1]	(0.02)	(0.03)	(0.10)	(0.09)	(0.10)	(0.15)
Net realized and unrealized gain (loss)	2.66	0.12	7.94	7.74	(1.26)	4.37
Net increase (decrease) from investment operations	2.64	0.09	7.84	7.65	(1.36)	4.22
Less distributions to shareholders:
Distributions from net investment income	0.00	(0.02)	0.00	0.00	0.00	0.00
Distributions from net realized capital gains	(3.55)	(5.43)	(2.94)	(0.20)	(3.74)	(4.28)
Total distributions to shareholders	(3.55)	(5.45)	(2.94)	(0.20)	(3.74)	(4.28)
Redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of period	$ 38.78	$ 39.69	$ 45.05	$ 40.15	$ 32.70	$ 37.80
Total return	6.63% [3,4]	2.98% [4]	20.14%	23.46%	(2.94)%	11.85%

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.10)% [5]	(0.06)%	(0.23)%	(0.24)%	(0.30)%	(0.41)%
Ratio of expenses to average net assets:	0.84% [5]	0.85%	0.86%	0.87%	0.86%	0.84%

Supplemental Data
Net Assets, End of Period (000's)	$1,303,448	$1,307,172	$1,400,431	$1,270,753	$1,161,981	$1,937,346
Portfolio Turnover Rate	24% [3]	35%	47%	34%	67%	46%

[1]	Per share net investment income has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Not Annualized.
[4]	The total return is based on the Financial Statement Net Asset Value as shown above.
[5]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	49	www.meridianfund.com

Meridian Growth Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,				For the Period Ended June 30,
Institutional Class	2019 (Unaudited)	2019	2018	2017	2016	2015 [1]
Per Share Operating Performance
Net asset value, beginning of period	$ 39.67	$ 45.03	$ 40.13	$ 32.68	$ 37.79	$ 36.44
Income (loss) from investment operations
Net investment loss[2]	(0.01)	(0.02)	(0.11)	(0.09)	(0.13)	(0.04)
Net realized and unrealized gain (loss)	2.65	0.12	7.95	7.74	(1.24)	1.39
Net increase (decrease) from investment operations	2.64	0.10	7.84	7.65	(1.37)	1.35
Less distributions to shareholders:
Distributions from net investment income	0.00	(0.03)	0.00	0.00	0.00	0.00
Distributions from net realized capital gains	(3.55)	(5.43)	(2.94)	(0.20)	(3.74)	0.00
Total distributions to shareholders	(3.55)	(5.46)	(2.94)	(0.20)	(3.74)	0.00
Redemption fees	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.00
Net asset value, end of period	$ 38.76	$ 39.67	$ 45.03	$ 40.13	$ 32.68	$ 37.79
Total return	6.63% [4]	3.00%	20.18%	23.48%	(2.97)%	3.70% [4]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.07)% [5]	(0.05)%	(0.25)%	(0.24)%	(0.40)%	(0.21)% [5]
Ratio of expenses to average net assets:
Total expense	0.82% [5]	0.83%	0.85%	0.87%	0.90%	1.15% [5]
Before fees waived and excluding recoupment of past waived fees	0.82% [5]	0.83%	0.85%	0.87%	0.87%	1.15% [5]
After fees waived and excluding recoupment of past waived fees[6]	0.82% [5]	0.83%	0.85%	0.87%	0.87%	0.90% [5]

Supplemental Data
Net Assets, End of Period (000's)	$530,510	$367,627	$311,019	$ 92,203	$ 45,687	$ 19,575
Portfolio Turnover Rate	24% [4]	35%	47%	34%	67%	46% [4]

[1]	Commenced operations on December 24, 2014.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	50	www.meridianfund.com

Meridian Growth Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Class A	2019 (Unaudited)	2019	2018	2017	2016 [1]	2015
Per Share Operating Performance
Net asset value, beginning of period	$ 38.38	$ 43.88	$ 39.29	$ 32.10	$ 37.37	$ 37.72
Income (loss) from investment operations
Net investment loss[2]	(0.08)	(0.13)	(0.21)	(0.20)	(0.29)	(0.41)
Net realized and unrealized gain (loss)	2.56	0.06	7.74	7.59	(1.24)	4.33
Net increase (decrease) from investment operations	2.48	(0.07)	7.53	7.39	(1.53)	3.92
Less distributions to shareholders:
Distributions from net realized capital gains	(3.55)	(5.43)	(2.94)	(0.20)	(3.74)	(4.28)
Total distributions to shareholders	(3.55)	(5.43)	(2.94)	(0.20)	(3.74)	(4.28)
Redemption fees	0.00 [3]	0.00	0.00 [3]	0.00 [3]	0.00 [3]	0.01
Net asset value, end of period	$ 37.31	$ 38.38	$ 43.88	$ 39.29	$ 32.10	$ 37.37
Total return	6.43% [4,5]	2.64% [5]	19.81%	23.09%	(3.45)%	11.08%

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.43)% [6]	(0.32)%	(0.51)%	(0.56)%	(0.89)%	(1.11)%
Ratio of expenses to average net assets:
Total expense	1.17% [6]	1.15%	1.15%	1.18%	1.40%	1.69%
Before fees waived and excluding recoupment of past waived fees	1.17% [6]	1.15%	1.15%	1.18%	1.22%	1.69%
After fees waived and excluding recoupment of past waived fees[7]	1.17% [6]	1.15%	1.15%	1.18%	1.22%	1.55%

Supplemental Data
Net Assets, End of Period (000's)	$ 6,569	$ 6,707	$ 15,701	$ 17,287	$ 8,832	$ 8,812
Portfolio Turnover Rate	24% [4]	35%	47%	34%	67%	46%

[1]	On July 1, 2015, the Fund's Advisor Class Shares were redesignated as Class A Shares.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	The total return is based on the Financial Statement Net Asset Value as shown above.
[6]	Annualized.
[7]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	51	www.meridianfund.com

Meridian Growth Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,			For the Period Ended June 30,
Class C	2019 (Unaudited)	2019	2018	2017	2016 [1]
Per Share Operating Performance
Net asset value, beginning of period	$ 37.76	$ 43.56	$ 39.30	$ 32.34	$ 37.80
Income (loss) from investment operations
Net investment loss[2]	(0.21)	(0.43)	(0.52)	(0.48)	(0.52)
Net realized and unrealized gain (loss)	2.51	0.06	7.72	7.64	(1.20)
Net increase (decrease) from investment operations	2.30	(0.37)	7.20	7.16	(1.72)
Less distributions to shareholders:
Distributions from net realized capital gains	(3.55)	(5.43)	(2.94)	(0.20)	(3.74)
Total distributions to shareholders	(3.55)	(5.43)	(2.94)	(0.20)	(3.74)
Redemption fees	0.00	0.00	0.00 [3]	0.00	0.00
Net asset value, end of period	$ 36.51	$ 37.76	$ 43.56	$ 39.30	$ 32.34
Total return	6.06% [4,5]	1.94% [5]	18.90%	22.20%	(3.95)% [4]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(1.13)% [6]	(1.08)%	(1.27)%	(1.33)%	(1.68)% [6]
Ratio of expenses to average net assets:	1.87% [6]	1.87%	1.90%	1.92%	1.95% [6]

Supplemental Data
Net Assets, End of Period (000's)	$ 2,688	$ 2,914	$ 3,384	$ 3,095	$ 804
Portfolio Turnover Rate	24% [4]	35%	47%	34%	67% [4]

[1]	Commenced operations on July 1, 2015.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	The total return is based on the Financial Statement Net Asset Value as shown above.
[6]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	52	www.meridianfund.com

Meridian Growth Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Investor Class	2019 (Unaudited)	2019	2018	2017	2016	2015
Per Share Operating Performance
Net asset value, beginning of period	$ 39.29	$ 44.66	$ 39.86	$ 32.48	$ 37.61	$ 37.78
Income (loss) from investment operations
Net investment loss[1]	(0.02)	(0.06)	(0.13)	(0.12)	(0.14)	(0.27)
Net realized and unrealized gain (loss)	2.63	0.13	7.87	7.69	(1.26)	4.37
Net increase (decrease) from investment operations	2.61	0.07	7.74	7.57	(1.40)	4.10
Less distributions to shareholders:
Distributions from net investment income	0.00	(0.01)	0.00	0.00	0.00	0.00
Distributions from net realized capital gains	(3.55)	(5.43)	(2.94)	(0.20)	(3.74)	(4.28)
Total distributions to shareholders	(3.55)	(5.44)	(2.94)	(0.20)	(3.74)	(4.28)
Redemption fees	0.00 [2]	0.00 [2]	0.00	0.01	0.01	0.01
Net asset value, end of period	$ 38.35	$ 39.29	$ 44.66	$ 39.86	$ 32.48	$ 37.61
Total return	6.62% [3,4]	2.95% [4]	20.06%	23.41%	(3.04)%	11.56%

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.11)% [5]	(0.14)%	(0.31)%	(0.34)%	(0.43)%	(0.73)%
Ratio of expenses to average net assets:	0.85% [5]	0.87%	0.95%	0.94%	0.97%	1.16%

Supplemental Data
Net Assets, End of Period (000's)	$399,488	$362,613	$103,643	$ 89,177	$ 31,714	$ 42,062
Portfolio Turnover Rate	24% [3]	35%	47%	34%	67%	46%

[1]	Per share net investment income has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Not Annualized.
[4]	The total return is based on the Financial Statement Net Asset Value as shown above.
[5]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	53	www.meridianfund.com

Meridian Contrarian Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Legacy Class	2019 (Unaudited)	2019	2018	2017	2016	2015
Per Share Operating Performance
Net asset value, beginning of period	$ 35.91	$ 45.23	$ 39.79	$ 32.42	$ 40.44	$ 45.52
Income (loss) from investment operations
Net investment income (loss)[1]	0.10	0.20	0.46	(0.02)	(0.05)	(0.00) [2]
Net realized and unrealized gain (loss)	2.17	(1.63)	9.39	7.58	(2.60)	2.66
Net increase (decrease) from investment operations	2.27	(1.43)	9.85	7.56	(2.65)	2.66
Less distributions to shareholders:
Distributions from net investment income	(0.31)	(0.49)	0.00	(0.01)	(0.02)	(0.09)
Distributions from net realized capital gains	(2.49)	(7.40)	(4.41)	(0.18)	(5.35)	(7.65)
Total distributions to shareholders	(2.80)	(7.89)	(4.41)	(0.19)	(5.37)	(7.74)
Redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of period	$ 35.38	$ 35.91	$ 45.23	$ 39.79	$ 32.42	$ 40.44
Total return	6.37% [3]	(0.05)%	25.73%	23.36%	(6.33)%	6.84%

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	0.55% [4]	0.51%	1.07%	(0.05)%	(0.14)%	(0.01)%
Ratio of expenses to average net assets:	1.13% [4]	1.12%	1.12%	1.13%	1.13%	1.11%

Supplemental Data
Net Assets, End of Period (000's)	$588,784	$592,899	$672,035	$588,906	$536,799	$677,138
Portfolio Turnover Rate	36% [3]	57%	49%	54%	73%	76%

[1]	Per share net investment income has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Not Annualized.
[4]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	54	www.meridianfund.com

Meridian Contrarian Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Class A	2019 (Unaudited)	2019	2018	2017	2016 [1]	2015
Per Share Operating Performance
Net asset value, beginning of period	$ 34.94	$ 44.26	$ 39.19	$ 32.08	$ 40.22	$ 45.41
Income (loss) from investment operations
Net investment income (loss)[2]	(0.00) [3]	0.05	0.04	(0.19)	(0.21)	(0.22)
Net realized and unrealized gain (loss)	2.13	(1.60)	9.44	7.48	(2.58)	2.68
Net increase (decrease) from investment operations	2.13	(1.55)	9.48	7.29	(2.79)	2.46
Less distributions to shareholders:
Distributions from net investment income	(0.06)	(0.37)	0.00	0.00	0.00	0.00
Distributions from net realized capital gains	(2.49)	(7.40)	(4.41)	(0.18)	(5.35)	(7.65)
Total distributions to shareholders	(2.55)	(7.77)	(4.41)	(0.18)	(5.35)	(7.65)
Redemption fees	0.00	0.00 [4]	0.00 [4]	0.00	0.00	0.00
Net asset value, end of period	$ 34.52	$ 34.94	$ 44.26	$ 39.19	$ 32.08	$ 40.22
Total return	6.13% [5]	(0.42)%	25.17%	22.76%	(6.75)%	6.38%

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	(0.01)% [6]	0.12%	0.09%	(0.53)%	(0.60)%	(0.52)%
Ratio of expenses to average net assets:
Total expense	1.53% [6]	1.48%	1.60%	1.60%	1.60%	3.46%
Before fees waived and excluding recoupment of past waived fees	1.53% [6]	1.48%	1.41%	1.42%	1.46%	3.46%
After fees waived and excluding recoupment of past waived fees[7]	1.53% [6]	1.48%	1.41%	1.42%	1.46%	1.60%

Supplemental Data
Net Assets, End of Period (000's)	$ 2,317	$ 4,572	$ 7,097	$ 583	$ 431	$ 622
Portfolio Turnover Rate	36% [5]	57%	49%	54%	73%	76%

[1]	On July 1, 2015, the Fund's Advisor Class Shares were redesignated as Class A Shares.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Greater than $(0.005) per share.
[4]	Less than $0.005 per share.
[5]	Not Annualized.
[6]	Annualized.
[7]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	55	www.meridianfund.com

Meridian Contrarian Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,			For the Period Ended June 30,
Class C	2019 (Unaudited)	2019	2018	2017	2016 [1]
Per Share Operating Performance
Net asset value, beginning of period	$ 34.37	$ 43.77	$ 39.00	$ 32.09	$ 40.54
Income (loss) from investment operations
Net investment loss[2]	(0.08)	(0.18)	(0.05)	(0.39)	(0.36)
Net realized and unrealized gain (loss)	2.07	(1.60)	9.23	7.48	(2.74)
Net increase (decrease) from investment operations	1.99	(1.78)	9.18	7.09	(3.10)
Less distributions to shareholders:
Distributions from net investment income	0.00	(0.22)	0.00	0.00	0.00
Distributions from net realized capital gains	(2.49)	(7.40)	(4.41)	(0.18)	(5.35)
Total distributions to shareholders	(2.49)	(7.62)	(4.41)	(0.18)	(5.35)
Redemption fees	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$ 33.87	$ 34.37	$ 43.77	$ 39.00	$ 32.09
Total return	5.83% [3,4]	(1.06)% [4]	24.46%	22.12%	(7.50)% [3]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.47)% [5]	(0.50)%	(0.13)%	(1.05)%	(1.11)% [5]
Ratio of expenses to average net assets:	2.17% [5]	2.14%	2.14%	2.13%	2.19% [5]

Supplemental Data
Net Assets, End of Period (000's)	$ 57	$ 49	$ 25	$ 43	$ 14
Portfolio Turnover Rate	36% [3]	57%	49%	54%	73% [3]

[1]	Commenced operations on July 1, 2015.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Not Annualized.
[4]	The total return is based on the Financial Statement Net Asset Value as shown above.
[5]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	56	www.meridianfund.com

Meridian Contrarian Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Investor Class	2019 (Unaudited)	2019	2018	2017	2016	2015
Per Share Operating Performance
Net asset value, beginning of period	$ 35.63	$ 44.90	$ 39.61	$ 32.34	$ 40.40	$ 45.47
Income (loss) from investment operations
Net investment income (loss)[1]	0.07	0.18	0.35	(0.10)	(0.13)	(0.09)
Net realized and unrealized gain (loss)	2.17	(1.63)	9.35	7.55	(2.59)	2.66
Net increase (decrease) from investment operations	2.24	(1.45)	9.70	7.45	(2.72)	2.57
Less distributions to shareholders:
Distributions from net investment income	(0.28)	(0.42)	0.00	0.00	0.00	0.00
Distributions from net realized capital gains	(2.49)	(7.40)	(4.41)	(0.18)	(5.35)	(7.65)
Total distributions to shareholders	(2.77)	(7.82)	(4.41)	(0.18)	(5.35)	(7.65)
Redemption fees	0.00	0.00	0.00	0.00	0.01	0.01
Net asset value, end of period	$ 35.10	$ 35.63	$ 44.90	$ 39.61	$ 32.34	$ 40.40
Total return	6.34% [2]	(0.11)%	25.44%	23.07%	(6.50)%	6.67%

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	0.40% [3]	0.45%	0.81%	(0.27)%	(0.40)%	(0.21)%
Ratio of expenses to average net assets:
Total expense	1.20% [3]	1.18%	1.35%	1.35%	1.35%	2.34%
Before fees waived and excluding recoupment of past waived fees	1.20% [3]	1.18%	1.18%	1.23%	1.24%	2.34%
After fees waived and excluding recoupment of past waived fees[4]	1.20% [3]	1.18%	1.18%	1.23%	1.24%	1.35%

Supplemental Data
Net Assets, End of Period (000's)	$ 2,601	$ 3,484	$ 3,916	$ 2,743	$ 1,471	$ 1,008
Portfolio Turnover Rate	36% [2]	57%	49%	54%	73%	76%

[1]	Per share net investment income has been calculated using the average daily shares method.
[2]	Not Annualized.
[3]	Annualized.
[4]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	57	www.meridianfund.com

Meridian Enhanced Equity Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Legacy Class	2019 (Unaudited)	2019	2018	2017	2016	2015
Per Share Operating Performance
Net asset value, beginning of period	$ 18.42	$ 18.64	$ 13.59	$ 11.60	$ 12.51	$ 14.59
Income (loss) from investment operations
Net investment income (loss)[1]	(0.02)	(0.13)	0.06	0.17	0.09	0.12
Net realized and unrealized gain (loss)	2.01	1.55	5.18	1.92	(0.51)	0.47
Net increase (decrease) from investment operations	1.99	1.42	5.24	2.09	(0.42)	0.59
Less distributions to shareholders:
Distributions from net investment income	0.00	(0.09)	(0.19)	(0.10)	0.00	(0.25)
Distributions from net realized capital gains	(5.88)	(1.55)	0.00	0.00	(0.49)	(2.42)
Total distributions to shareholders	(5.88)	(1.64)	(0.19)	(0.10)	(0.49)	(2.67)
Redemption fees	0.00	0.00	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of period	$ 14.53	$ 18.42	$ 18.64	$ 13.59	$ 11.60	$ 12.51
Total return	10.97% [3,4]	11.20% [4]	38.78%	18.06%	(3.35)%	4.46%

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	(0.23)% [5]	(0.79)%	0.36%	1.35%	0.82%	0.88%
Ratio of expenses to average net assets:
Total expense	1.21% [5]	1.58%	1.44%	1.38%	1.29%	1.33%
Before fees waived and excluding recoupment of past waived fees	1.21% [5]	1.58%	1.40%	1.33%	1.27%	1.33%
After fees waived and excluding recoupment of past waived fees[6]	1.21% [5]	1.58%	1.40%	1.33%	1.27%	1.25%
After fees waived and excluding recoupment of past waived fees and interest and dividend expenses	1.21% [5]	1.19%	1.17%	1.20%	1.23%	1.25%

Supplemental Data
Net Assets, End of Period (000's)	$ 53,013	$ 60,306	$ 56,631	$ 46,120	$ 45,251	$53,125
Portfolio Turnover Rate	97% [3]	47%	49%	44%	57%	266%

[1]	Per share net investment income has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Not Annualized.
[4]	The total return is based on the Financial Statement Net Asset Value as shown above.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	58	www.meridianfund.com

Meridian Enhanced Equity Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Class A	2019 (Unaudited)	2019	2018	2017	2016 [1]	2015
Per Share Operating Performance
Net asset value, beginning of period	$ 18.31	$ 18.48	$ 13.52	$ 11.54	$ 12.50	$ 14.58
Income (loss) from investment operations
Net investment income (loss)[2]	(0.05)	(0.21)	(0.02)	0.16	0.06	(0.02)
Net realized and unrealized gain (loss)	1.98	1.59	5.16	1.88	(0.53)	0.58
Net increase (decrease) from investment operations	1.93	1.38	5.14	2.04	(0.47)	0.56
Less distributions to shareholders:
Distributions from net investment income	0.00	0.00	(0.18)	(0.06)	0.00	(0.22)
Distributions from net realized capital gains	(5.88)	(1.55)	0.00	0.00	(0.49)	(2.42)
Total distributions to shareholders	(5.88)	(1.55)	(0.18)	(0.06)	(0.49)	(2.64)
Redemption fees	0.01	0.00 [3]	0.00 [3]	0.00	0.00	0.00
Net asset value, end of period	$ 14.37	$ 18.31	$ 18.48	$ 13.52	$ 11.54	$ 12.50
Total return	10.77% [4,5]	10.87% [5]	38.24%	17.69%	(3.76)%	4.24%

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	(0.53)% [6]	(1.27)%	(0.11)%	1.25%	0.50%	(0.11)%
Ratio of expenses to average net assets:
Total expense	1.56% [6]	2.00%	1.84%	1.73%	1.69%	7.46%
Before fees waived and excluding recoupment of past waived fees	1.56% [6]	2.00%	1.78%	1.69%	1.69%	7.46%
After fees waived and excluding recoupment of past waived fees[7]	1.56% [6]	2.00%	1.78%	1.69%	1.64%	1.60%
After fees waived and excluding recoupment of past waived fees and interest and dividend expenses	1.56% [6]	1.55%	1.55%	1.56%	1.60%	1.60%

Supplemental Data
Net Assets, End of Period (000's)	$ 3,819	$ 3,200	$ 5,730	$ 3,321	$ 502	$ 501
Portfolio Turnover Rate	97% [4]	47%	49%	44%	57%	266%

[1]	On July 1, 2015, the Fund's Advisor Class Shares were redesignated as Class A Shares.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	The total return is based on the Financial Statement Net Asset Value as shown above.
[6]	Annualized.
[7]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	59	www.meridianfund.com

Meridian Enhanced Equity Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,			For the Period Ended June 30,
Class C	2019 (Unaudited)	2019	2018	2017	2016 [1]
Per Share Operating Performance
Net asset value, beginning of period	$ 18.17	$ 18.44	$ 13.47	$ 11.50	$ 12.56
Income (loss) from investment operations
Net investment income (loss)[2]	(0.09)	(0.27)	(0.09)	0.07	0.00
Net realized and unrealized gain (loss)	1.99	1.55	5.14	1.91	(0.57)
Net increase (decrease) from investment operations	1.90	1.28	5.05	1.98	(0.57)
Less distributions to shareholders:
Distributions from net investment income	0.00	0.00	(0.08)	(0.01)	0.00
Distributions from net realized capital gains	(5.88)	(1.55)	0.00	0.00	(0.49)
Total distributions to shareholders	(5.88)	(1.55)	(0.08)	(0.01)	(0.49)
Redemption fees	0.00	0.00	0.00 [3]	0.00	0.00
Net asset value, end of period	$ 14.19	$ 18.17	$ 18.44	$ 13.47	$ 11.50
Total return	10.63% [4]	10.31%	37.61%	17.26%	(4.55)% [4]

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	(1.07)% [5]	(1.60)%	(0.55)%	0.59%	0.04% [5]
Ratio of expenses to average net assets:
Total expense	2.01% [5]	2.35%	2.24%	2.33%	2.33% [5]
Before fees waived and excluding recoupment of past waived fees	2.20% [5]	2.32%	2.25%	2.33%	2.33% [5]
After fees waived and excluding recoupment of past waived fees[6]	2.01% [5]	2.32%	2.24%	2.13%	2.04% [5]
After fees waived and excluding recoupment of past waived fees and interest and dividend expenses	2.01% [5]	1.97%	2.00%	2.00%	2.00% [5]

Supplemental Data
Net Assets, End of Period (000's)	$ 31	$ 2	$ 2	$ 1	$ 1
Portfolio Turnover Rate	97% [4]	47%	49%	44%	57% [4]

[1]	Commenced operations on July 1, 2015.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	60	www.meridianfund.com

Meridian Enhanced Equity Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Investor Class	2019 (Unaudited)	2019	2018	2017	2016	2015
Per Share Operating Performance
Net asset value, beginning of period	$ 18.40	$ 18.61	$ 13.60	$ 11.60	$ 12.53	$ 14.60
Income (loss) from investment operations
Net investment income (loss)[1]	(0.01)	(0.18)	0.09	0.16	0.08	(0.02)
Net realized and unrealized gain (loss)	1.98	1.60	5.10	1.92	(0.52)	0.61
Net increase (decrease) from investment operations	1.97	1.42	5.19	2.08	(0.44)	0.59
Less distributions to shareholders:
Distributions from net investment income	0.00	(0.08)	(0.18)	(0.08)	0.00	(0.24)
Distributions from net realized capital gains	(5.88)	(1.55)	0.00	0.00	(0.49)	(2.42)
Total distributions to shareholders	(5.88)	(1.63)	(0.18)	(0.08)	(0.49)	(2.66)
Redemption fees	0.02	0.00 [2]	0.00 [2]	0.00	0.00 [2]	0.00
Net asset value, end of period	$ 14.51	$ 18.40	$ 18.61	$ 13.60	$ 11.60	$ 12.53
Total return	10.99% [3,4]	11.22% [4]	38.34%	17.98%	(3.51)%	4.44%

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	(0.09)% [5]	(1.05)%	0.58%	1.24%	0.68%	(0.13)%
Ratio of expenses to average net assets:
Total expense	1.22% [5]	1.70%	1.59%	1.48%	1.39%	16.83%
Before fees waived and excluding recoupment of past waived fees	1.22% [5]	1.70%	1.47%	1.39%	1.37%	16.83%
After fees waived and excluding recoupment of past waived fees[6]	1.22% [5]	1.70%	1.47%	1.39%	1.37%	1.35%
After fees waived and excluding recoupment of past waived fees and interest and dividend expenses	1.21% [5]	1.22%	1.24%	1.26%	1.32%	1.35%

Supplemental Data
Net Assets, End of Period (000's)	$ 9,172	$ 1,014	$ 1,060	$ 246	$ 252	$ 335
Portfolio Turnover Rate	97% [3]	47%	49%	44%	57%	266%

[1]	Per share net investment income has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Not Annualized.
[4]	The total return is based on the Financial Statement Net Asset Value as shown above.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	61	www.meridianfund.com

Meridian Small Cap Growth Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Legacy Class	2019 (Unaudited)	2019	2018	2017	2016	2015
Per Share Operating Performance
Net asset value, beginning of period	$ 15.74	$ 18.03	$ 15.07	$ 11.87	$ 12.98	$ 11.65
Income (loss) from investment operations
Net investment loss[1]	(0.03)	(0.07)	(0.09)	(0.09)	(0.06)	(0.09)
Net realized and unrealized gain (loss)	1.30	(0.44)	3.72	3.29	(0.87)	1.72
Net increase (decrease) from investment operations	1.27	(0.51)	3.63	3.20	(0.93)	1.63
Less distributions to shareholders:
Distributions from net realized capital gains	(0.93)	(1.78)	(0.67)	0.00	(0.18)	(0.30)
Total distributions to shareholders	(0.93)	(1.78)	(0.67)	0.00	(0.18)	(0.30)
Redemption fees	0.00	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of period	$ 16.08	$ 15.74	$ 18.03	$ 15.07	$ 11.87	$ 12.98
Total return	8.04% [3]	(1.49)%	24.66%	26.96%	(7.06)%	14.23%

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.34)% [4]	(0.41)%	(0.55)%	(0.63)%	(0.52)%	(0.69)%
Ratio of expenses to average net assets:
Total expense	1.12% [4]	1.12%	1.15%	1.20%	1.20%	1.24%
Before fees waived and excluding recoupment of past waived fees	1.12% [4]	1.12%	1.13%	1.14%	1.20%	1.24%
After fees waived and excluding recoupment of past waived fees[5]	1.12% [4]	1.12%	1.13%	1.14%	1.20%	1.20%

Supplemental Data
Net Assets, End of Period (000's)	$ 38,344	$ 41,637	$ 54,856	$ 66,777	$ 44,001	$ 59,459
Portfolio Turnover Rate	16% [3]	43%	44%	39%	62%	45%

[1]	Per share net investment income has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Not Annualized.
[4]	Annualized.
[5]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	62	www.meridianfund.com

Meridian Small Cap Growth Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,				For the Period Ended June 30,
Institutional Class	2019 (Unaudited)	2019	2018	2017	2016	2015 [1]
Per Share Operating Performance
Net asset value, beginning of period	$ 15.81	$ 18.09	$ 15.11	$ 11.88	$ 12.98	$ 12.23
Income (loss) from investment operations
Net investment loss[2]	(0.02)	(0.07)	(0.08)	(0.07)	(0.05)	(0.02)
Net realized and unrealized gain (loss)	1.28	(0.43)	3.73	3.30	(0.87)	0.77
Net increase (decrease) from investment operations	1.26	(0.50)	3.65	3.23	(0.92)	0.75
Less distributions to shareholders:
Distributions from net realized capital gains	(0.93)	(1.78)	(0.67)	0.00	(0.18)	0.00
Total distributions to shareholders	(0.93)	(1.78)	(0.67)	0.00	(0.18)	0.00
Redemption fees	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.00
Net asset value, end of period	$ 16.14	$ 15.81	$ 18.09	$ 15.11	$ 11.88	$ 12.98
Total return	7.94% [4]	(1.42)%	24.73%	27.19%	(6.98)%	6.13% [4]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.30)% [5]	(0.41)%	(0.50)%	(0.52)%	(0.45)%	(0.29)% [5]
Ratio of expenses to average net assets:
Total expense	1.10% [5]	1.10%	1.10%	1.14%	1.22%	2.03% [5]
Before fees waived and excluding recoupment of past waived fees	1.10% [5]	1.10%	1.11%	1.14%	1.22%	2.03% [5]
After fees waived and excluding recoupment of past waived fees[6]	1.10% [5]	1.09%	1.10%	1.10%	1.10%	1.10% [5]

Supplemental Data
Net Assets, End of Period (000's)	$751,146	$728,123	$728,538	$253,447	$ 52,784	$ 13,035
Portfolio Turnover Rate	16% [4]	43%	44%	39%	62%	44% [4]

[1]	Commenced operations on December 24, 2014.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	63	www.meridianfund.com

Meridian Small Cap Growth Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Class A	2019 (Unaudited)	2019	2018	2017	2016 [1]	2015
Per Share Operating Performance
Net asset value, beginning of period	$ 15.42	$ 17.76	$ 14.89	$ 11.76	$ 12.91	$ 11.63
Income (loss) from investment operations
Net investment loss[2]	(0.05)	(0.12)	(0.13)	(0.12)	(0.10)	(0.13)
Net realized and unrealized gain (loss)	1.25	(0.44)	3.67	3.25	(0.87)	1.71
Net increase (decrease) from investment operations	1.20	(0.56)	3.54	3.13	(0.97)	1.58
Less distributions to shareholders:
Distributions from net realized capital gains	(0.93)	(1.78)	(0.67)	0.00	(0.18)	(0.30)
Total distributions to shareholders	(0.93)	(1.78)	(0.67)	0.00	(0.18)	(0.30)
Redemption fees	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]
Net asset value, end of period	$ 15.69	$ 15.42	$ 17.76	$ 14.89	$ 11.76	$ 12.91
Total return	7.75% [4]	(1.81)% [5]	24.34%	26.62%	(7.41)%	13.82%

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.70)% [6]	(0.74)%	(0.82)%	(0.92)%	(0.89)%	(1.09)%
Ratio of expenses to average net assets:
Total expense	1.49% [6]	1.44%	1.41%	1.49%	1.60%	1.69%
Before fees waived and excluding recoupment of past waived fees	1.49% [6]	1.44%	1.41%	1.45%	1.56%	1.69%
After fees waived and excluding recoupment of past waived fees[7]	1.49% [6]	1.44%	1.41%	1.45%	1.56%	1.60%

Supplemental Data
Net Assets, End of Period (000's)	$ 42,609	$ 45,376	$ 89,306	$ 82,031	$ 52,173	$ 45,186
Portfolio Turnover Rate	16% [4]	43%	44%	39%	62%	44%

[1]	On July 1, 2015, the Fund's Advisor Class Shares were redesignated as Class A Shares.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	The total return is based on the Financial Statement Net Asset Value as shown above.
[6]	Annualized.
[7]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	64	www.meridianfund.com

Meridian Small Cap Growth Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,			For the Period Ended June 30,
Class C	2019 (Unaudited)	2019	2018	2017	2016 [1]
Per Share Operating Performance
Net asset value, beginning of period	$ 15.02	$ 17.46	$ 14.76	$ 11.74	$ 12.97
Income (loss) from investment operations
Net investment loss[2]	(0.10)	(0.24)	(0.25)	(0.22)	(0.17)
Net realized and unrealized gain (loss)	1.22	(0.42)	3.62	3.24	(0.88)
Net increase (decrease) from investment operations	1.12	(0.66)	3.37	3.02	(1.05)
Less distributions to shareholders:
Distributions from net realized capital gains	(0.93)	(1.78)	(0.67)	0.00	(0.18)
Total distributions to shareholders	(0.93)	(1.78)	(0.67)	0.00	(0.18)
Redemption fees	0.00 [3]	0.00 [3]	0.00	0.00 [3]	0.00 [3]
Net asset value, end of period	$ 15.21	$ 15.02	$ 17.46	$ 14.76	$ 11.74
Total return	7.42% [4]	(2.45)%	23.39%	25.72%	(8.00)% [4]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(1.39)% [5]	(1.45)%	(1.56)%	(1.60)%	(1.50)% [5]
Ratio of expenses to average net assets:
Total expense	2.18% [5]	2.16%	2.15%	2.17%	2.28% [5]
Before fees waived and excluding recoupment of past waived fees	2.18% [5]	2.16%	2.15%	2.16%	2.28% [5]
After fees waived and excluding recoupment of past waived fees[6]	2.18% [5]	2.16%	2.15%	2.16%	2.25% [5]

Supplemental Data
Net Assets, End of Period (000's)	$ 10,933	$ 13,255	$ 31,174	$ 44,593	$ 23,689
Portfolio Turnover Rate	16% [4]	43%	44%	39%	62% [4]

[1]	Commenced operations on July 1, 2015.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	65	www.meridianfund.com

Meridian Small Cap Growth Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Investor Class	2019 (Unaudited)	2019	2018	2017	2016	2015
Per Share Operating Performance
Net asset value, beginning of period	$ 15.70	$ 17.99	$ 15.05	$ 11.85	$ 12.97	$ 11.65
Income (loss) from investment operations
Net investment loss[1]	(0.04)	(0.09)	(0.09)	(0.09)	(0.07)	(0.10)
Net realized and unrealized gain (loss)	1.28	(0.42)	3.70	3.29	(0.87)	1.73
Net increase (decrease) from investment operations	1.24	(0.51)	3.61	3.20	(0.94)	1.63
Less distributions to shareholders:
Distributions from net investment income	0.00	0.00	0.00	0.00	0.00	(0.01)
Distributions from net realized capital gains	(0.93)	(1.78)	(0.67)	0.00	(0.18)	(0.30)
Total distributions to shareholders	(0.93)	(1.78)	(0.67)	0.00	(0.18)	(0.31)
Redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00
Net asset value, end of period	$ 16.01	$ 15.70	$ 17.99	$ 15.05	$ 11.85	$ 12.97
Total return	7.86% [3,4]	(1.50)% [4]	24.56%	27.00%	(7.15)%	14.14%

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.47)% [5]	(0.53)%	(0.57)%	(0.69)%	(0.61)%	(0.83)%
Ratio of expenses to average net assets:
Total expense	1.27% [5]	1.22%	1.16%	1.26%	1.32%	1.33%
Before fees waived and excluding recoupment of past waived fees	1.27% [5]	1.22%	1.16%	1.26%	1.32%	1.33%
After fees waived and excluding recoupment of past waived fees[6]	1.27% [5]	1.22%	1.16%	1.26%	1.32%	1.33%

Supplemental Data
Net Assets, End of Period (000's)	$894,796	$844,975	$853,794	$450,402	$162,096	$131,211
Portfolio Turnover Rate	16% [3]	43%	44%	39%	62%	44%

[1]	Per share net investment income has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Not Annualized.
[4]	The total return is based on the Financial Statement Net Asset Value as shown above.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	66	www.meridianfund.com

Meridian Fund, Inc.
Notes to Financial Statements
For the Six Months ended December 31, 2019

1.	Organization and Significant Accounting Policies: Meridian Fund, Inc. (the “Meridian Funds” or the “Company”) comprises the following separate series: the Meridian Growth Fund (the “Growth Fund”), the Meridian Contrarian Fund (the “Contrarian Fund”), the Meridian Enhanced Equity Fund (the “Enhanced Equity Fund”) (formerly Meridian Equity Income Fund), and the Meridian Small Cap Growth Fund (the “Small Cap Growth Fund”) (each a “Fund” and collectively, the “Funds”). The Company is registered as an open-end investment company under the Investment Company Act of 1940 and is organized as a Maryland corporation. Each Fund is classified as a "diversified" management investment company.
Meridian Funds offer five share classes: Legacy Class Shares, Investor Class Shares, Class A Shares, Class C Shares and Institutional Class Shares. Prior to July 1, 2015, Class A Shares were known as Advisor Class Shares. As of December 31, 2019, Institutional Class Shares of the Enhanced Equity Fund and Contrarian Fund are not currently being offered for sale. Effective June 15, 2017, Investor Class, Class A, and Class C Shares of the Growth Fund are closed to new investors. Effective June 29, 2018, Investor Class, Class A, and Class C Shares of the Small Cap Growth Fund are closed to new investors. Legacy Class Shares are available to investors who have continuously held an investment in any Meridian Fund prior to November 15, 2013. Effective November 1, 2018, direct initial purchases of Legacy Class Shares are permitted in the Meridian Enhanced Equity Fund. Institutional Class Shares are available to certain eligible investors including endowments, foundations and qualified retirement plans. Class A, Class C and Investor Class Shares are available for purchase through financial intermediary platforms. Class A Shares are subject to a maximum initial sales charge (front-end load) of 5.75%. Class C Shares are subject to a 1.00% contingent deferred sales charge ("CDSC") if redeemed within one year of purchase. Investor Class Shares are not subject to front-end load or CDSC and require a higher minimum initial investment. All Classes have identical rights and privileges with respect to the Fund in general, and exclusive voting rights with respect to Class specific matters. Net Asset Value ("NAV") per share may differ by class due to each class having its own expenses directly attributable to that class. Investor Class, Class A and Class C Shares are subject to sub-transfer agent fees. Class A and Class C Shares are also subject to certain expenses related to the distribution of these shares. See Note 6 for further information on additional share classes.
The primary investment objectives of the Growth Fund, Contrarian Fund, and Enhanced Equity Fund are to seek long-term growth of capital.
The primary investment objective of the Small Cap Growth Fund is to seek long-term growth of capital by investing primarily in equity securities of small capitalization companies.
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with U.S. GAAP. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies.
a.	Cash & Cash Equivalents: Each Fund considers its investment in a FDIC insured interest bearing account to be cash and cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Funds maintain cash balances, which, at times may exceed federally insured limits. The Funds maintain these balances with a high quality financial institution. The Funds may incur charges on cash overdrafts.
b.	Share Valuation: The NAV of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses), by the total number of shares outstanding of each Fund. The result is rounded to the nearest cent. Each Fund’s shares will not be priced on the days in which the New York Stock Exchange ("NYSE") is closed for trading.
c.	Investment Valuations: Equity securities are valued at the closing price or last sales price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the last reported bid price.
Fixed income (debt) securities are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures.
Investments in open-end U.S. mutual funds are valued at NAV each business day.

Meridian Funds	67	www.meridianfund.com

Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2019

The market value of the Funds' investments in exchange traded funds is based on the published NAV of each fund computed as of the close of regular trading on the NYSE on days when the NYSE is open.
Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option.
Securities and other assets for which reliable market quotations are not readily available or for which a significant event has occurred since the time of the most recent market quotation, will be valued based upon other available factors deemed relevant by ArrowMark Colorado Holdings, LLC (the “Adviser”) under the guidelines established by, and under the general supervision and responsibility of, the Funds’ Board of Directors (the “Board”). These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.
d.	Fair Value Measurements: As described in Note 1.c. above, the Funds utilize various methods to determine and measure the fair value of investment securities on a recurring basis. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3) that are significant to the fair value instrument. The three levels of the fair value hierarchy are described below:
Level 1 - quoted prices in active markets for identical securities;
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
Level 3 - significant unobservable inputs (including the Funds' determinations as to the fair value of investments).

Meridian Funds	68	www.meridianfund.com

Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2019

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The summary of inputs used to value the Funds’ securities as of December 31, 2019 is as follows:
	Level 1	Level 2	Level 3	Total

Growth Fund
Common Stocks[1]	$ 2,043,590,582	$ —	$ —	$ 2,043,590,582
Warrants[1]	—	1,202,147	—	1,202,147
Preferred Stocks[1]	—	1,615,490	29,194,625	30,810,115
Short-Term Investments	6,752,000	28,871,694	—	35,623,694
Total Investments	$ 2,050,342,582	$ 31,689,331	$ 29,194,625	$ 2,111,226,538
Contrarian Fund

Common Stocks[1]	$ 548,975,559	$ 61,020	$ —	$ 549,036,579
Warrants[1]	—	270,000	—	270,000
Short-Term Investments	2,740,000	16,094,748	—	18,834,748
Total Investments	$ 551,715,559	$ 16,425,768	$ —	$ 568,141,327
Enhanced Equity Fund
Assets:
Common Stocks[1]	$ 75,148,306	$ —	$ —	$ 75,148,306
Short-Term Investments	741,291	1,896,774	—	2,638,065
Total Investments - Assets	$ 75,889,597	$ 1,896,774	$ —	$ 77,786,371
Liabilities:
Call Options Written	(3,068,100)	(9,806,035)	—	(12,874,135)
Total Investments - Liabilities	$ (3,068,100)	$ (9,806,035)	$ —	$ (12,874,135)
Small Cap Growth Fund

Common Stocks[1]	$ 1,492,710,174	$ 469,472	$ 4,226,718	$ 1,497,406,364
Warrants[1]	834,113	1,101,818	—	1,935,931
Preferred Stocks[1]	—	1,463,589	66,884,621	68,348,210
Short-Term Investments	12,622,000	48,868,792	—	61,490,792
Total Investments	$ 1,506,166,287	$ 51,903,671	$ 71,111,339	$ 1,629,181,297
1 See Schedules of Investments for values in each industry.
Reconciliations of Level 3 investments are presented when the Funds had significant amounts of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following tables are reconciliations of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Meridian Funds	69	www.meridianfund.com

Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2019

Growth Fund
	Preferred Stocks	Warrants	Total Level 3
Investments in Securities
Beginning Balance 07/01/19	$ 28,324,501	$ 5,061,271	$ 33,385,772
Total Purchase	5,499,794	—	5,499,794
Total Sales	(381,434)	—	(381,434)
Transfers out[1]	(4,606,092)	(5,061,271)	(9,667,363)
Change in unrealized Gain (Loss)	357,856	—	357,856
Ending Balance 12/31/19	$ 29,194,625	$ —	$ 29,194,625

[1] During the six months ended December 31, 2019, certain investments were transferred into or out of Level 3 in the fair value hierarchy as a result of an initial public offering or as a result of being valued at the time of purchase utilizing significant unobservable inputs and valued utilizing observable inputs at the end of the period.

Meridian Funds	70	www.meridianfund.com

Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2019

Small Cap Growth Fund
	Common Stocks	Preferred Stocks	Warrants	Total Level 3
Investments in Securities
Beginning Balance 07/01/19	$ 4,421,589	$ 65,259,587	$ 4,638,865	$ 74,320,041
Total Purchase	—	7,951,925	—	7,951,925
Total Sales	(4,304,988)	(340,198)	—	(4,645,186)
Transfers in1	4,000,000	—	—	4,000,000
Transfers out[1]	—	(8,135,218)	(4,638,865)	(12,774,083)
Change in unrealized Gain (Loss)	110,117	2,148,525	—	2,258,642
Ending Balance 12/31/19	$ 4,226,718	$ 66,884,621	$ —	$ 71,111,339

[1] During the six months ended December 31, 2019, certain investments valued utilizing significant unobservable inputs were reclassified from one security type to another and remained within Level 3 in the fair value hierarchy. Additionally, certain investments were transferred into or out of Level 3 in the fair value hierarchy as a result of an initial public offering or as a result of being valued at the time of purchase utilizing significant unobservable inputs and valued utilizing observable inputs at the end of the period.

Meridian Funds	71	www.meridianfund.com

Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2019

Information about Level 3 measurements as of December 31, 2019:
Growth Fund
Asset Class	Market Value	Valuation Technique	Unobservable Input	Value/Range
Preferred Stock	$8,286,088	Option Pricing Model	Revenue Multiple	4.75x to 5.00x
Preferred Stock	$7,007,018	Option Pricing Model	Enterprise Value Adjustment, Revenue Multiple	18.00x to 19.00x
Preferred Stock	$4,401,728	Option Pricing Model	Fully Diluted Method, Enterprise Value Adjustment	N/A
Preferred Stock	$9,499,791	Cost	N/A	N/A
Small Cap Growth Fund
Asset Class	Market Value	Valuation Technique	Unobservable Input	Value/Range
Preferred Stock	$14,701,924	Cost	N/A	N/A
Common Stock	$4,006,433	Market Comparable	Recent transaction of a different class with similar capital structure attributes	N/A
Preferred Stock	$8,842,458	Market Comparable	Recent transaction of a different class with similar capital structure attributes	N/A
Preferred Stock	$11,860,117	Option Pricing Model	Revenue Multiple	1.50x to 5.00x
Common Stock	$220,285	Option Pricing Model	Fully Diluted Method, Enterprise Value Adjustment	N/A
Preferred Stock	$6,297,755	Option Pricing Model	Enterprise Value Adjustment, Revenue Multiple	18.00x to 19.00x
Preferred Stock	$25,182,367	Option Pricing Model	Fully Diluted Method, Enterprise Value Adjustment	N/A
e.	Investment Transactions and Investment Income: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is accrued daily. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities using the effective interest method.
f.	Option writing: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
g.	Allocation of Income, Expenses, Gains and Losses: Income, gains and losses are allocated on a daily basis to each share class based on the relative proportion of the net assets of the class to each Fund’s total net assets. Expenses are allocated on the basis of relative net assets of the class to the Fund, or if an expense is specific to a share class, to that specific share class.

Meridian Funds	72	www.meridianfund.com

Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2019

h.	Use of Estimates: The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and revenue and expenses at the date of the financial statements. Actual amounts could differ from those estimates, and such differences could be significant.
i.	Distributions to Shareholders: The Funds record distributions to shareholders on the ex-dividend date. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.
Distributions which exceed net investment income and net realized capital gains are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains for financial reporting purposes but not for tax purposes. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.
j.	Guarantees and Indemnification: Under the Funds’ organizational documents, its Officers and Directors are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses, subject to applicable law. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.
k.	Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The Funds have partially adopted the new accounting standard while management continues to evaluate the remaining aspects of this guidance to the Funds.

Meridian Funds	73	www.meridianfund.com

Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2019

2.	Capital Shares Transactions: Transactions in capital shares were as follows:
	Six Months Ended December 31, 2019		Year Ended June 30, 2019
	Shares	Amount	Shares	Amount
Growth Fund:
Legacy Class
Shares sold	224,108	$ 8,799,144	739,154	$ 29,989,494
Shares issued from reinvestment of distributions	2,767,447	107,598,358	4,934,098	159,470,036
Redemption fees	—	1,173	—	7,195
Shares redeemed	(2,310,198)	(91,084,572)	(3,827,139)	(149,517,468)
Net increase	681,357	$ 25,314,103	1,846,113	$ 39,949,257
Institutional Class
Shares sold	4,532,223	$177,808,741	2,755,774	$ 111,877,762
Shares issued from reinvestment of distributions	1,108,226	43,065,657	1,246,850	40,273,271
Redemption fees	—	436	—	13,257
Shares redeemed	(1,219,976)	(48,096,247)	(1,642,471)	(66,211,804)
Net increase	4,420,473	$172,778,587	2,360,153	$ 85,952,486
Class A
Shares sold	4,776	$ 188,042	18,732	$ 786,277
Shares issued from reinvestment of distributions	14,601	546,221	26,606	832,766
Redemption fees	—	31	—	—
Shares redeemed	(18,051)	(689,604)	(228,407)	(9,999,499)
Net increase/(decrease)	1,326	$ 44,690	(183,069)	$ (8,380,456)
Class C
Shares sold	617	$ 23,221	1,544	$ 64,239
Shares issued from reinvestment of distributions	6,494	237,825	13,312	411,474
Shares redeemed	(10,648)	(389,097)	(15,399)	(556,730)
Net decrease	(3,537)	$ (128,051)	(543)	$ (81,017)
Investor Class
Shares sold	1,155,533	$ 45,121,676	7,417,703	$ 318,211,590
Shares issued from reinvestment of distributions	865,130	33,264,267	986,674	31,563,700
Redemption fees	—	—	—	5,029
Shares redeemed	(831,920)	(32,562,769)	(1,496,264)	(59,720,309)
Net increase	1,188,743	$ 45,823,174	6,908,113	$ 290,060,010

Meridian Funds	74	www.meridianfund.com

Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2019

	Six Months Ended December 31, 2019		Year Ended June 30, 2019
	Shares	Amount	Shares	Amount
Contrarian Fund:
Legacy Class
Shares sold	32,846	$ 1,170,155	113,364	$ 4,440,030
Shares issued from reinvestment of distributions	1,206,015	42,487,893	3,607,264	109,949,410
Redemption fees	—	1,034	—	5,498
Shares redeemed	(1,107,574)	(39,282,084)	(2,068,738)	(75,932,439)
Net increase	131,287	$ 4,376,998	1,651,890	$ 38,462,499
Class A
Shares sold	12,411	$ 432,887	52,511	$ 2,048,503
Shares issued from reinvestment of distributions	2,367	81,377	24,866	739,024
Redemption fees	—	—	—	316
Shares redeemed	(78,536)	(2,728,108)	(106,849)	(4,182,539)
Net decrease	(63,758)	$ (2,213,844)	(29,472)	$ (1,394,696)
Class C
Shares sold	145	$ 5,000	557	$ 25,000
Shares issued from reinvestment of distributions	105	3,556	294	8,622
Shares redeemed	—	—	—	—
Net increase	250	$ 8,556	851	$ 33,622
Investor Class
Shares sold	254	$ 8,928	21,139	$ 857,659
Shares issued from reinvestment of distributions	5,331	186,333	19,165	579,747
Shares redeemed	(29,247)	(1,050,393)	(29,758)	(1,294,444)
Net increase/(decrease)	(23,662)	$ (855,132)	10,546	$ 142,962

Meridian Funds	75	www.meridianfund.com

Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2019

	Six Months Ended December 31, 2019		Year Ended June 30, 2019
	Shares	Amount	Shares	Amount
Enhanced Equity Fund:
Legacy Class
Shares sold	27,954	$ 533,678	185,552	$ 2,837,705
Shares issued from reinvestment of distributions	1,062,223	15,359,739	326,231	4,283,419
Shares redeemed	(715,403)	(13,440,998)	(276,064)	(4,579,682)
Net increase	374,774	$ 2,452,419	235,719	$ 2,541,442
Class A
Shares sold	199,462	$ 3,830,252	54,553	$ 1,006,208
Shares issued from reinvestment of distributions	78,187	1,118,071	21,580	282,055
Redemption fees	—	1,514	—	861
Shares redeemed	(186,702)	(3,551,807)	(211,430)	(3,137,164)
Net increase/(decrease)	90,947	$ 1,398,030	(135,297)	$(1,848,040)
Class C
Shares sold	4,951	$ 97,968	—	$ —
Shares issued from reinvestment of distributions	620	8,758	10	130
Shares redeemed	(3,466)	(60,357)	—	—
Net increase	2,105	$ 46,369	10	$ 130
Investor Class
Shares sold	513,890	$ 10,068,674	124,307	$ 2,372,645
Shares issued from reinvestment of distributions	179,508	2,592,097	5,545	72,698
Redemption fees	—	3,806	—	176
Shares redeemed	(116,604)	(1,787,343)	(131,679)	(2,058,654)
Net increase/(decrease)	576,794	$ 10,877,234	(1,827)	$ 386,865

Meridian Funds	76	www.meridianfund.com

Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2019

	Six Months Ended December 31, 2019		Year Ended June 30, 2019
	Shares	Amount	Shares	Amount
Small Cap Growth Fund:
Legacy Class
Shares sold	36,734	$ 561,133	1,061,455	$ 17,724,276
Shares issued from reinvestment of distributions	106,192	1,707,575	249,305	3,455,365
Redemption fees	—	—	—	151
Shares redeemed	(402,284)	(6,165,152)	(1,708,722)	(31,069,872)
Net decrease	(259,358)	$ (3,896,444)	(397,962)	$ (9,890,080)
Institutional Class
Shares sold	6,512,615	$ 103,926,620	17,840,231	$ 304,620,636
Shares issued from reinvestment of distributions	2,276,468	36,764,965	4,970,015	69,132,900
Redemption fees	—	13,557	—	60,357
Shares redeemed	(8,326,373)	(128,711,873)	(17,028,974)	(284,633,011)
Net increase	462,710	$ 11,993,269	5,781,272	$ 89,180,882
Class A
Shares sold	89,149	$ 1,349,601	698,260	$ 10,990,916
Shares issued from reinvestment of distributions	140,843	2,211,235	396,619	5,394,048
Redemption fees	—	102	—	3,374
Shares redeemed	(457,681)	(6,852,500)	(3,181,843)	(55,273,945)
Net decrease	(227,689)	$ (3,291,562)	(2,086,964)	$ (38,885,607)
Class C
Shares sold	13,747	$ 202,738	58,729	$ 923,743
Shares issued from reinvestment of distributions	40,445	615,575	149,666	1,989,059
Redemption fees	—	75	—	339
Shares redeemed	(217,796)	(3,184,729)	(1,111,203)	(18,284,272)
Net decrease	(163,604)	$ (2,366,341)	(902,808)	$ (15,371,131)
Investor Class
Shares sold	7,242,305	$ 109,773,660	17,517,878	$ 293,078,968
Shares issued from reinvestment of distributions	2,815,336	45,101,680	5,603,699	77,499,155
Redemption fees	—	2,692	—	8,375
Shares redeemed	(8,004,738)	(122,677,312)	(16,737,663)	(277,938,274)
Net increase	2,052,903	$ 32,200,720	6,383,914	$ 92,648,224

Meridian Funds	77	www.meridianfund.com

Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2019

3.	Investment Transactions: The cost of investments purchased and the proceeds from sales of investments, excluding short-term securities and U.S. government obligations, for the six months ended December 31, 2019, were as follows:
	Purchases	Proceeds from Sales
Growth Fund	$527,427,814	$447,373,397
Contrarian Fund	$189,917,830	$216,980,987
Enhanced Equity Fund	$ 68,140,660	$ 65,528,257
Small Cap Growth Fund	$245,408,765	$374,569,763

4.	Other Investment Transactions
a.	Restricted Securities: Restricted securities for which quotations are not readily available are valued at fair value, as determined by the board of directors. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities or fundamental data relating to the issuer, or both. Depending on the relative significance of valuation inputs, these instruments may be classified in either level 2 or level 3 of the fair value hierarchy. As of December 31, 2019, Contrarian and Enhanced Equity Funds don’t hold any restricted securities. Refer to the Schedules of Investments for information about restricted securities held as of December 31, 2019 for Growth and Small Cap Growth Funds.
b.	Private Placement Securities: Privately issued securities are restricted securities that are offered in a private placement and are generally not registered with the SEC or any federal or state regulatory authority. Securities issued in a private placement are generally "restricted securities" as that term is defined under Rule 144 promulgated under the Securities Act of 1933, and may not be resold without registration with the Securities and Exchange Commission or the availability of an exemption therefrom. There is generally no public trading market for privately offered securities and it is generally not anticipated that a public trading market will develop. There are substantial restrictions on the transfer of privately offered securities. Such securities have limited liquidity that makes it difficult or impossible to sell. An investment in privately issued securities often requires a long-term investment horizon and it may be many years before an investor receives significant distributions from such investment. Due to the lack of public market for privately offered securities, it may be difficult to value the investment.
c.	Securities Lending: The Funds have entered into an agreement with The Bank of New York Mellon (the “Lending Agent”), dated September 23, 2015 (“Securities Lending Agreement”), to provide securities lending services to the Funds. Under this program, the proceeds (cash collateral) received from borrowers are used to invest in money market funds or joint repurchase agreements. Under the Securities Lending Agreement, the borrowers may pay the Funds negotiated lender fees and the Funds receive cash and/or securities as collateral in an amount equal to not less than 102% of the market value of loaned securities. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral is returned by the Fund, on the next business day. The borrower pays fees at the Funds’ direction to the Lending Agent. Although the risk of lending is generally mitigated by the collateral, the Funds could experience a delay in recovering securities and a possible loss of income or value if the borrower fails to return them.
The following table summarizes the securities received as collateral for securities lending:
	Collateral Type	Coupon Range	Maturity Date Range	Market Value
Growth Fund	U.S. Government Obligations	0.00% - 8.50%	1/23/20 - 11/15/49	$ 460,135,417
Contrarian Fund	U.S. Government Obligations	0.00% - 8.50%	1/23/20 - 11/15/49	96,434,880
Enhanced Equity Fund	U.S. Government Obligations	0.00% - 8.50%	1/23/20 - 11/15/49	9,868,794
Small Cap Growth Fund	U.S. Government Obligations	0.00% - 8.50%	1/23/20 - 11/15/49	267,266,548
Income generated from securities lending is presented in the Statements of Operations. As of December 31, 2019, the total value of securities on loan for the Growth Fund, Contrarian Fund, Enhanced Equity Fund, and the Small

Meridian Funds	78	www.meridianfund.com

Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2019

Cap Growth Fund were $486,355,348, $113,190,820, $11,701,702, and $321,396,353, respectively. Securities on loan are footnoted in the Schedules of Investments. As of December 31, 2019, the total collateral value for the Growth Fund, Contrarian Fund, Enhanced Equity Fund, and the Small Cap Growth Fund were $495,759,111, $115,269,628, $11,765,568 and $328,757,340, respectively.
d.	Repurchase Agreements and Joint Repurchase Agreements: The Funds may enter into repurchase agreements for temporary cash management purposes provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Funds' custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.
Additionally, the Funds may enter into joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by the Lending Agent (the “Program”), provided that the value of the underlying collateral, including accrued interest will equal or exceed the value of the joint repurchase agreement during the term of the agreement. The Funds participate on a pro rata basis with other clients of the Lending Agent in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for joint repurchase agreements is held in safekeeping by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by the Lending Agent.
At December 31, 2019, the market value of repurchase agreements or joint repurchase agreements outstanding for the Growth Fund, Contrarian Fund, Enhanced Equity Fund, and the Small Cap Growth Fund were $28,871,694, $16,094,748, $1,896,774 and $48,868,792, respectively.
e.	Master Netting Arrangements: The Funds may enter into master netting agreements with their counterparties for the repurchase agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statements of Assets and Liabilities.
The following table is a summary of the Funds’ open repurchase agreements that are subject to a master netting arrangement as of December 31, 2019:
	Assets
	Gross Amounts Presented in Statements of Assets and Liabilities	Collateral Received	Net Amount
Growth Fund
Repurchase agreement	$ 28,871,694	$ (28,871,694)[1]	$ —
Contrarian Fund
Repurchase agreement	16,094,748	(16,094,748) [1]	—
Enhanced Equity Fund
Repurchase agreement	1,896,774	(1,896,774) [1]	—
Small Cap Growth Fund
Repurchase agreement	48,868,792	(48,868,792) [1]	—

[1] The amount of collateral presented is limited such that the net amount cannot be less than zero. Collateral received in excess of the market value of repurchase agreements is not presented in this table.

Meridian Funds	79	www.meridianfund.com

Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2019

f.	Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk, interest rate risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.
In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.
Average quarterly balances of outstanding derivative financial instruments were as follows.
Enhanced Equity Fund
Options:
Average value of option contracts written	$11,877,193
For the six months ended December 31, 2019, the effect of equity option positions written can be found in the Statements of Operations under Realized and Unrealized Gain (Loss), Net realized loss on written options and Net change in unrealized depreciation on written options, and are included in Options written at value on the Statements of Assets and Liabilities. Equity options purchased are included in Investments, at value on the Statements of Assets and Liabilities. Realized and unrealized gain/loss of equity options purchased are included in Net realized gain on investments and Net change in unrealized appreciation/(depreciation) on investments on the Statements of Operations.
g.	Warrants: The Company can invest in warrants and stock purchase rights of companies of any market capitalization. A warrant gives the Company the right to buy stock, typically from the issuer. The warrant specifies the amount of underlying stock, the purchase (or "exercise") price, and the date the warrant expires. Certain warrants may permit, without legal obligation, net settlement for stock or cash. The Company has no obligation to exercise the warrant and buy the stock.
h.	Short Sales: The Funds may enter into short sales. A short sale occurs when a fund sells a security it generally does not own (the security is borrowed), in anticipation of a decline in the security’s price. The initial amount of a short sale is recorded as a liability which is marked-to-market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. If a Fund shorts a security when also holding a long position in the security (a “short against the box”), as the security’s price declines, the short position increases in value, offsetting the long position’s decrease in value. The opposite effect occurs if the security’s price rises. A Fund realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Possible losses from short sales may be unlimited, whereas losses from security purchases cannot exceed the total amount invested. The Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Funds. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of short positions.

Meridian Funds	80	www.meridianfund.com

Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2019

i.	Commitments: Commitments are agreements to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Such agreements may obligate a Fund to make future cash payments. As of December 31, 2019, Small Cap Growth Fund had outstanding commitments of $2,804,503 in connection with Talis Biomedical Corp. (Series C-1 Shares). This commitment is not included in the net assets of Small Cap Growth Fund as of December 31, 2019.
5.	Market and Debt Securities Risk
In the normal course of business, each Fund's investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and debt securities risk. Each Fund’s prospectus provides details of these and other types of risk.
Market Risk: Market risk refers to the possibility that the market values of securities or other investments that a Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies or other issuers (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in a Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes (or perceived changes) in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. In addition, stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. As a result, the value of your investments in a Fund may be more or less than the value of your purchase price.
Debt Securities Risk: Each Fund may invest in debt securities of both government and corporate issuers. A decline in prevailing levels of interest rates generally increases the value of debt securities in a Fund’s portfolio, while an increase in rates usually reduces the value of those securities. The value of a Fund’s debt securities, including bonds and convertible securities, are affected by movements in interest rates; if interest rates rise, the value of these securities may fall. Generally, the longer the average maturity of a debt security, the greater the change in its value. As a result, to the extent that a Fund invests in debt securities, interest rate fluctuations will affect the Fund’s net asset value, but not the income it receives from debt securities it owns. Debt securities are also subject to credit, liquidity risk and prepayment and extension risk. Credit risk is the risk that the entity that issued a debt security may become unable to make payments of principal and interest, and includes the risk of default. Liquidity risk is the risk that a Fund may not be able to sell portfolio securities because there are too few buyers for them. Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If a loan or security is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the portfolio managers may not be able to invest the proceeds in securities or loans providing as high a level of income, resulting in a reduced yield to a Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because a Fund’s investments are locked in at a lower rate for a longer period of time.
Options Risk: Investments in options involve risks different from, and possibly greater than, investing directly in the underlying security, asset or other reference, including, among others, the risk that the counterparty to an option may not perform or may be unable to perform in accordance with the terms of the instrument, the potential that, at times, there may not be a liquid secondary market for the options (as described above), and the risk of imperfect correlation between any movement in the price or value of options and their underlying security, asset or other reference. Such events, as well as circumstances under which a Fund is required to purchase the underlying asset at a disadvantageous price, may result in losses to the Fund. In addition, options also may involve a small initial investment relative to the risk assumed, which could result in losses that are greater than the amount originally invested. Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Meridian Funds	81	www.meridianfund.com

Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2019

6.	Affiliate Transactions and Fees
Investment Management Fees: Under the Investment Management Agreement, the Adviser receives the following fees for providing certain investment management and other services necessary for managing each Fund. The fee is paid monthly in arrears and calculated based on that month’s daily average net assets.
Growth Fund:		Contrarian and Small Cap Growth Funds:
Average Daily Net Assets	Investment Management Fee	Average Daily Net Assets	Investment Management Fee
Up to $50,000,000	1.00%	Greater than $0	1.00%
Greater than $50,000,000	0.75%
Enhanced Equity Fund:
Average Daily Net Assets	Investment Management Fee
Up to $10,000,000	1.00%
$10,000,001 to $30,000,000	0.90%
$30,000,001 to $50,000,000	0.80%
Greater than $50,000,000	0.70%
Distribution Plan for Class A and Class C shares: Each Fund has entered into and adopted a Distribution Plan for Class A and Class C shares. Under the Distribution Plan, the Funds may pay ALPS Distributors, Inc. (the “Distributor”), and/or eligible financial intermediaries a fee for services and expenses related to the sale and distribution of the Funds’ Class A and Class C at an annual rate of up to 0.25% and 1.00% of average daily net assets for Class A and Class C shares, respectively.
For the six months ended December 31, 2019, the distributor received commissions in the amounts of $17, $559, $2,281 and $32 for Class A of Growth Fund, Contrarian Fund, Enhanced Equity Fund and Small Cap Growth Fund, respectively. The Enhanced Equity Fund and Small Cap Growth Fund also paid CDSC fees in the amount of $543 and $281 to distributors for Class C.

Meridian Funds	82	www.meridianfund.com

Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2019

Waivers and Reimbursements of Expenses: The Adviser voluntarily agreed to waive its investment advisory fees and reimburse operating expenses, to the extent that total annual operating expenses for the Funds exceed the expense limitations listed below, excluding acquired fund fees and expenses, dividend expenses on securities sold short, and interest expenses on short sales. With respect to these limits, the Adviser waived the fees listed below during the six months ended December 31, 2019.
	Expense Limitation	Total Waivers and Reimbursements for the six months ended December 31, 2019
Growth Fund
Institutional Class	0.90%	$ —
Class A	1.55%	$ —
Class C	2.25%	$ —
Investor Class	1.30%	$ —
Contrarian Fund
Class A	1.60%	$ —
Class C	2.20%	$ —
Investor Class	1.35%	$ —
Enhanced Equity Fund
Legacy Class	1.25%	$ —
Class A	1.60%	$ —
Class C	2.00%	$11
Investor Class	1.35%	$ —
Small Cap Growth Fund
Legacy Class	1.20%	$ —
Institutional Class	1.10%	$ —
Class A	1.60%	$ —
Class C	2.25%	$ —
Investor Class	1.35%	$ —

Subject to the approval of the Board, the Funds may repay the Adviser the amount of its reimbursement for the Funds for up to three years following the reimbursement to the extent the Funds’ expenses drop below the expense limitations, after giving effect to repayment by each Fund. This agreement will continue until October 31, 2020, and may be renewed or modified with approval of the Funds' Board. For the six months ended December 31, 2019, the Adviser recouped $4,114 from the Small Cap Growth Fund, respectively.
At December 31, 2019, the balance of carried forward recoupable expenses along with the year of expiration for each Fund were as follows:
	Expiration June 30,
	2020	2021	2022
Growth Fund	$ —	$ —	$ —
Contrarian Fund	—	—	—
Enhanced Equity Fund	3	—	11
Small Cap Growth Fund	34,067	42,960	—

7.	Directors and Officers: Certain Officers of the Funds are also Officers of the Adviser. Officers of the Funds who are Officers of the Adviser receive no compensation from the Funds. Each Non-Interested Director is paid an annual fee set

Meridian Funds	83	www.meridianfund.com

Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2019

at $40,000. An additional $5,000 is paid to each Non-Interested Director for attendance at each in-person meeting of the Board and an additional $1,000 is paid to each Non-Interested Director for participating in a telephonic meeting of the Board. An additional $3,000 is paid to each member of the Audit or Governance Committee of the Board for attendance at an in-person Audit or Governance Committee meeting and an additional $1,000 is paid to each member of the Audit or Governance Committee of the Board for participating in a telephonic Audit or Governance Committee meeting.
An additional $10,000 is paid to the Chairman of the Board and the Chairman of a Committee of the Board. The Chairman of the Board also receives an additional $2,500 for attending each in-person meeting of the Board. The Chairman of a Committee receives an additional $2,000 for attending each in-person Committee meeting.
8.	Distribution Information: Income and long-term capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The tax character of distributions made during the fiscal year ended June 30, 2019, is as follows:
	2019 Taxable Distributions
	Ordinary Income	Net Long-Term Capital Gain	Total Distributions
Growth Fund	$39,486,532	$199,014,967	$238,501,499
Contrarian Fund	10,725,093	103,718,529	114,443,622
Enhanced Equity Fund	2,172,942	2,992,095	5,165,037
Small Cap Growth Fund	86,765,622	85,197,204	171,962,826
9.	Federal Income Taxes Information: It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute all of their taxable income to their shareholders; therefore, no federal income tax provision is required. Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the six months ended December 31, 2019, the Funds did not incur any interest or penalties.
The aggregate cost of investments and unrealized appreciation and depreciation, for federal income tax purposes, at December 31, 2019 is as follows:
	Aggregrate Cost	Aggregrate Gross Unrealized Appreciation	Aggregrate Gross Unrealized Depreciation	Net Unrealized Appreciation
Growth Fund	$1,843,286,902	$415,269,067	$(147,329,431)	$267,939,636
Contrarian Fund	455,601,838	124,168,120	(11,628,631)	112,539,489
Enhanced Equity Fund	66,792,226	12,167,560	(1,173,415)	10,994,145
Small Cap Growth Fund	1,455,966,376	315,736,497	(142,521,576)	173,214,921
10.	Subsequent Events: Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has noted no additional events that require recognition or disclosure in the financial statements.

Meridian Funds	84	www.meridianfund.com

Board Consideration of Management Agreement with ArrowMark Colorado Holdings LLC
The Board of Directors (the “Board”) of Meridian Fund, Inc. (the “Company”), including all of the Directors who have no direct or indirect interest in the Management Agreement (as defined below) and are not “interested persons” of the Company, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”), unanimously approved an investment management agreement (“Management Agreement”) between ArrowMark Colorado Holdings LLC (the “Adviser”) and the Company, on behalf of the Meridian Growth Fund, Meridian Contrarian Fund, Meridian Enhanced Equity Fund and Meridian Small Cap Growth Fund (each, a “Fund” and collectively, the “Funds”), at a meeting held on August 13, 2019. As detailed below, at the meeting held on August 13, 2019 and at meetings leading up to this meeting, the Board reviewed and considered a variety of information relating to the approval of the Management Agreement.
Prior to approving the Management Agreement, the Board requested, received and evaluated extensive information and materials about the Adviser and its relationship with the Funds. In this regard, the Board reviewed, among other information, the Adviser’s responses to detailed requests submitted by the Independent Directors’ independent legal counsel (“Independent Counsel”). The Board also consulted with Independent Counsel, with whom the Board met separately. Independent Counsel advised the Board on the legal standards for consideration of the Management Agreement and otherwise assisted the Board in its deliberations.
The Board considered a variety of factors and reviewed a significant amount of information in connection with its consideration and approval of the Management Agreement. The summary set forth below of the Board’s deliberations and considerations of various factors is not intended to be exhaustive but, rather, to highlight a number of the key factors considered. The approval determinations were made on the basis of each Director’s business judgment after consideration of all information presented and reviewed by the Board. In its deliberations, the Board did not identify any single item that was paramount or controlling and individual Directors may have attributed different weights to various factors. The Board considered all information available to them.
Nature, Extent and Quality of Services to be Provided
The Board reviewed and analyzed materials and information concerning the background, experience and capabilities of the Adviser’s portfolio managers and its other investment and administrative personnel. The Board considered, among other factors, the capabilities and quality of the Adviser’s investment management, research and trade execution personnel and other resources that would be dedicated to providing services to the Funds. The Board also considered the ability of the Adviser, based on its resources, reputation and other attributes, to attract, compensate and retain qualified investment professionals. In this regard, the Board considered the fact that an increase in assets under management has strengthened the Adviser’s financial condition, allowing the Adviser to maintain or increase the resources it allocates to management of the Funds.
The Board also considered the Adviser’s ability to provide administrative and operational services to the Funds and the financial condition of the Adviser, including its financial capacity to perform the services required under the Investment Management Agreement. The Board reviewed information provided by the Adviser regarding various service provider arrangements and considered the ability of the Adviser to administer and oversee outside service providers to the Funds. In addition, the Board considered matters related to the Adviser’s compliance programs, its compliance history, its dealings with regulators, and its representation that it was not the subject of any legal, regulatory or other proceedings likely to have a material adverse effect on its ability to provide services to the Funds.
The Board concluded that the Adviser performs an appropriate range of high quality services for the Funds, that the Adviser has the financial capability and resources to continue to perform those services for the Funds and that the Adviser effectively manages and oversees services that are performed by outside service providers.
Investment Advisory Fee Rate and Other Expenses
The Board reviewed and considered the contractual investment advisory fee rate to be paid by the Funds to the Adviser for investment management services under the Management Agreement. The Board also reviewed and considered information regarding each Fund’s total expense ratio and its various expense components. The investment advisory fee rates and expense ratios for each Fund were compared against a peer group for each such Fund over specified time periods. The peer group for each Fund was defined by an independent third-party provider of market data. The Board reviewed and considered how the expense ratio and expense components of each Fund compared to those of its respective peer group. The Board also considered the Adviser’s commitment to cap the total operating expense ratios for the Funds by waiving and/or reimbursing certain expenses.

Meridian Funds	85	www.meridianfund.com

With respect to other accounts managed by the Adviser, the Board noted that the Adviser provides sub-advisory services for other fund complexes for a management fee that is less than the fee paid by the respective Fund with a comparable investment strategy. The Board noted that the services provided by the Adviser for the Funds are much more extensive with respect to compliance, operational, shareholder servicing and proxy voting activities than are provided under the sub-advisory arrangements. The Board also noted that the Adviser provides investment management services to certain foundations, pensions, employee retirement plans and insurance companies. The Board considered how the scope of services and investment management fees related to these accounts compares to the scope of services and fees related to the Funds.
The Board concluded that the investment advisory fee rates to be paid by the Funds are fair and reasonable in light of the services covered by the Management Agreement and that the expense structure of the Funds supported the approval of the Management Agreement.
Fund Performance
The Board evaluated the performance of each Fund during certain time periods against each Fund’s performance peer group and performance benchmark. The peer groups and benchmarks were defined by an independent third-party provider of market data. The Board discussed with the Adviser factors and conditions that contributed to each Fund’s performance.
The Board noted that only the Enhanced Equity Fund outperformed its performance benchmark and peer group average during the year ended May 31, 2019. The Board considered each Fund’s one-year performance results in light of information provided by the Adviser in connection with the Meeting and throughout the past year.
The Board also noted that (i) except for the Growth Fund, each Fund outperformed its performance benchmark and peer group average during the three-year period ended May 31, 2019 and (ii) each Fund outperformed its performance benchmark and peer group average during the five-year period ended May 31, 2019. The Board considered those performance results in light of information provided by the Adviser.
Based on its review, the Board concluded that Fund performance was acceptable for purposes of considering approval of the Management Agreement.
Cost of Services to be Provided and Profitability
The Board evaluated an expense and profitability analysis provided by the Adviser with respect to its management of each Fund. The analysis contained estimated expense and profitability information for each Fund for the years ending December 31, 2019, 2020 and 2021. For each Fund and for each time period presented, the Board evaluated the Adviser’s estimated profitability. Among other things, the Board considered the estimated pre-tax profit margin for each Fund during each of the time periods presented; the impact that distribution expenses are expected to have on profitability, particularly for the Enhanced Equity Fund given its relatively small assets under management; and assumptions regarding changes in assets under management for each Fund and the impact that those changes are expected to have on profitability.
The Board evaluated the Adviser’s estimated profitability for each Fund during each of the periods presented against profit margins that have been found by courts to be reasonable under applicable securities laws. Based on its evaluation, the Board concluded that the Adviser’s estimated profitability in managing each Fund is reasonable and not excessive.
Economies of Scale
The Board received and evaluated information regarding the potential to realize economies of scale with respect to management of the Funds and whether the Funds would appropriately benefit from any economies of scale. The Board noted that the Adviser reported that it has invested and continues to invest significant resources in enhancing its investment, distribution and operational infrastructure in order to provide higher quality service to the Funds and their shareholders and to meet changing regulatory requirements, and that those investments have the potential to produce economies of scale for the Adviser over time if assets under management grow. The Board noted, however, that the Adviser’s growth in assets under management has generally been achieved outside of the Funds; that certain Funds are likely to experience net outflows; and that those trends are likely to continue. As a result, the Adviser does not expect to achieve economies of scale in the near term.
Based on its evaluation, the Board concluded that the Adviser has not yet realized economies of scale that could be shared with the Funds or their shareholders. The Board also concluded that such economies of scale are not likely to be realized in the foreseeable future.
Other Benefits to the Adviser
The Board received and reviewed information regarding any expected “fall-out” or ancillary benefits to be received by the Adviser and its affiliates as a result of their relationships with the Funds. The Board noted that the Adviser benefits from soft

Meridian Funds	86	www.meridianfund.com

dollar arrangements using portfolio brokerage for the Funds. The Board also considered that the Adviser and its affiliates may derive reputational benefits from their association with the Funds that may lead to other investment management opportunities. The Board concluded that the fall-out benefits that may be received by the Adviser and its affiliates are reasonable.
Summary
In considering the Management Agreement, the Board evaluated the factors and information described above, as well as information concerning the Adviser and the Funds that is provided to the Board throughout the year in connection with other Board meetings. In its deliberations, the Board did not identify any single item that was paramount or controlling, and individual Directors may have attributed different weights to various factors.
Based on its deliberations and analysis of the information provided, the entire Board, including all the Independent Directors, concluded that the Management Agreement is in the best interests of each Fund and its shareholders and that the compensation payable by the Funds is fair and reasonable in light of the services and expenses involved. On that basis, the entire Board, including all the Independent Directors, approved the Management Agreement.

Meridian Funds	87	www.meridianfund.com

Meridian Fund, Inc.
Glossary of Terms Used in this Report (Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.
Call Option: An agreement that gives an investor the right (but not the obligation) to buy a stock, bond, commodity, or other instrument at a specified price within a specific time period.
Russell 2000® Growth Index: An index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Russell 2500® Growth Index: Measures the performances of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell 2500® Index: Measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. The Russell 2500™ is a subset of the Russell 3000® Index.
S&P 500® Index: A commonly recognized market-capitalization-weighted index of 500 widely held equity securities, designed to measure broad U. S. equity performance.

Meridian Funds	88	www.meridianfund.com

MERIDIAN FUND, INC. PRIVACY POLICY NOTICE

Meridian Fund, Inc. shareholders are entitled to know how we protect personal information and how we limit disclosure.
Information sources. We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms
•	Transactions with us, our affiliates, or others
Protection of information. We do not disclose any nonpublic personal information about current or former shareholders, except as permitted or required by law. Personal information refers to information that personally identifies you or your financial accounts. This includes among other items, your social security numbers, your address and account transactions. We do not sell your personal information to anyone.
Disclosure of information. We may send your financial adviser or other financial intermediaries or individuals (as designated by you) copies of confirmations, quarterly account statements and other documents reporting activity in your accounts. We may also provide your personal information to firms that assist us in servicing your account, such as our transfer agent. If at any time in the future it is necessary to disclose your personal information in a way that is inconsistent with this policy, we will give you advance notice of the proposed change so that you will have the opportunity to opt out of such disclosure. We will not disclose your personal information to any other unaffiliated third parties, except as permitted or required by law, unless you have specifically asked us to do so; that is, opted in.
Security measures. To protect your personal information, we permit access only by authorized employees or service providers. We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer products or provide services to you, for example, when responding to questions directly related to your account. If you ever find that your account information is incomplete, inaccurate or not current, please write to us at Meridian Fund, Inc., P.O. Box 9792, Providence, RI 02940 or call us at 1-800-446-6662. This privacy policy applies to all Meridian Fund, Inc. accounts you presently have, or may open in the future using your social security number, whether or not you remain a shareholder of a Fund. If you have any questions or concerns, please contact us at the address or telephone number above.

For more information about MERIDIAN FUND, INC. the following documents are available free upon request. You can download shareholder reports and the Funds’ Statement of Additional Information at no cost from our website at www.meridianfund.com.
Annual/Semi-annual Reports:
The Funds’ Annual and Semi-annual Reports to Shareholders contain detailed information about the Funds’ portfolios.
In the Funds’ Annual Report, you will find a discussion of market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.
Statement of Additional Information (SAI):
The SAI provides additional information about the Funds, including operations and investment strategies.
You may obtain free copies of the reports and the SAI, request other information or make shareholder inquiries, by visiting the Meridian Fund, Inc. website at www.meridianfund.com. To request additional information or to speak with a representative of the Funds, contact us at:
MERIDIAN FUND, INC.
P.O. Box 9792
Providence, RI 02940
1-800-446-6662
You can also review the Funds’ reports and SAI:
•	By electronic request at the following E-mail address: publicinfo@sec.gov
•	Free from the Commission’s Website at http://www.sec.gov.
(Investment Company Act File No. 811-04014)

THIS PAGE INTENTIONALLY LEFT BLANK

Meridian Fund, Inc.
Other Information (Unaudited)
December 31, 2019
Proxy Voting Guidelines
The Adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the most recent 12-month period ended June 30 are available without charge upon request by calling toll free (800) 446-6662. These items are also available on the Securities and Exchange Commission’s website at http://www.sec.gov.
Quarterly Portfolio Disclosure
The Adviser files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods prior to March 31, 2019, filed such information on Form N-Q. The complete listing is available on the Commission’s website at http://www.sec.gov.
Contact Us
By phone from 9:00 AM to 6:00 PM EST on any business day at the following if you are an:
Individual Investor:
(800) 446-6662
Institutional Investor:
(303) 398-2929
Financial Advisor:
(877) 796-3434
Key Information
Investment Adviser
ArrowMark Colorado Holdings, LLC
100 Fillmore Street, Suite 325
Denver, CO 80206
Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1000
Denver, CO 80203
Administrator, Transfer Agent and Disbursing Agent
BNY Mellon Investment Servicing (US) Inc.
760 Moore Road
King of Prussia, PA 19406
Custodian
The Bank of New York Mellon
One Wall Street
New York, NY 10286
Counsel
Davis Graham & Stubbs LLP
1550 17th Street, Suite 500
Denver, CO 80202
Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Ave., Suite 800
Cleveland, OH 44115
Directors and Officers
Directors
James Bernard Glavin, Chairman
Guy M. Arnold
John S. Emrich
Michael S. Erickson
Edward F. Keely
Michael Stolper*
Officers
David Corkins, President
Katie Jones, Chief Financial Officer and Treasurer
Richard Grove, Vice President, Secretary and Chief
Compliance Officer
Kelsey Auble, Assistant Treasurer
*Interested Director

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                              Meridian Fund, Inc.®

By (Signature and Title)* /s/ David J. Corkins David J. Corkins Principal Executive Officer and President

Date    3/2/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ David J. Corkins David J. Corkins Principal Executive Officer and President

Date    3/2/2020

By (Signature and Title)* /s/ Katie Jones Katie Jones Principal Financial Officer and Treasurer

Date    3/2/2020

* Print the name and title of each signing officer under his or her signature.